[AMF SCREENED LOGO]     MONEY MARKET FUND D SHARES

[FRONT COVER PHOTO]

                                                        PROSPECTUS MARCH 1, 2006

Dear Investor:

The Asset Management Fund was conceived to provide financial institutions including Banks, Savings Institutions and Credit Unions with high quality, professionally managed assets for effective financial management. As you review this Prospectus, you will note that the Fund's investment objectives are designed to comply with federal regulatory guidelines necessary for investment by these financial institutions.

Today, a growing number of institutional investors have become AMF shareholders recognizing the benefits of a disciplined investment approach emphasizing high quality mortgage-related and government securities. The AMF Funds provide investors with a full range of opportunities, from short-term investing for the liquidity portfolio to longer-term investments designed to provide exposure to attractive asset classes.

For over 20 years investors have turned to AMF as a key element of their portfolio management strategies. If you would like to learn more about the Asset Management Fund, current performance information or to speak with one of our portfolio managers, you are welcome to call the Fund toll free at 1-800-527-3713.

Sincerely,

/s/ RODGER D. SHAY                            /s/ RODGER D. SHAY, JR.
Rodger D. Shay                                Rodger D. Shay, Jr.
Chairman of the Board                         President

March 1, 2006
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                                   PROSPECTUS

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                                   [AMF LOGO]
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                             ASSET MANAGEMENT FUND
                                  MUTUAL FUNDS

                               MONEY MARKET FUND
                                CLASS D SHARES*

 The Asset Management Fund is regulated by the Investment Company Act of 1940.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus.
                 It is a federal offense to suggest otherwise.

---------------
* Class I Shares of the Money Market Fund are offered in a separate prospectus.

TABLE OF CONTENTS
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
SUMMARY.....................................................    2
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SUMMARY OF PRINCIPAL RISKS..................................    6
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INVESTMENT INFORMATION......................................    7
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  Principal Investment Strategies...........................    7

FUND INFORMATION............................................    9
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  Investment Adviser........................................    9
  Distributor...............................................   10

NET ASSET VALUE.............................................   10
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INVESTING IN THE FUND.......................................   10
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  Purchases and Redemptions through Sweep Arrangements......   10
  Direct Purchases and Redemptions..........................   11
  Purchasing Shares through a Shareholder Servicing Agent...   12
  Anti-Money Laundering Program.............................   13
  What Shares Cost..........................................   14
  Dividends.................................................   14
  Frequent Purchases and Redemptions of Fund Shares.........   14
  Capital Gains.............................................   15

REDEEMING SHARES............................................   15
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SHAREHOLDER INFORMATION.....................................   15
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  Voting Rights.............................................   15
  Disclosure of Information Regarding Portfolio Holdings....   15
  Federal Income Tax Information............................   16

FINANCIAL HIGHLIGHTS........................................   17
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

MONEY MARKET FUND, CLASS D SHARES                                        SUMMARY
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INVESTMENT OBJECTIVE

       The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

       The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

       The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars, have minimum credit risk and have a remaining maturity of 397 days or less. The dollar-weighted average maturity of the Fund is 90 days or less. The Fund is managed to keep its share price stable at $1.00 although there is no assurance that it will be successful in doing so.

       Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, mortgage-related securities, eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions and other securities that are eligible for purchase by a money market fund under Rule 2a-7 under the Investment Company Act of 1940. Although some of these obligations may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

       The Fund primarily invests in securities that have received the highest short-term ratings from at least two Nationally Recognized Statistical Rating Organizations ("NRSRO") (or that received the highest rating from the single NRSRO assigning a rating) -- "First Tier" securities. No more than 5% of the value of the Fund's total assets may be invested in securities rated lower than "First Tier."

PRINCIPAL RISKS

       An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

       Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund's past performance does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for the Years Ended December 31 (Class D Shares)*
[ANNUAL RETURNS BAR CHART]

                                                                            CLASS D SHARES
                                                                            --------------
1996                                                                             4.67
1997                                                                              4.8
1998                                                                             4.72
1999                                                                             4.25
2000                                                                             5.62
2001                                                                             3.26
2002                                                                             0.93
2003                                                                             0.44
2004                                                                             0.69
2005                                                                             2.59

During the period shown in the bar chart, the highest return for a quarter was 1.47% (quarter ended 12/31/00) and the lowest return for a quarter was 0.09% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31, 2005)*

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Money Market Fund, Class D Shares..........................    2.59%      1.58%      3.18%

The Money Market Fund's (Class D Shares) 7-day effective yield ended on December 31, 2005 was 3.71%. To obtain the Fund's current 7-day yield information, please call us toll-free at 1-800-527-3713.
---------------
* The Fund's Class D Shares were first publicly offered in 2000. The performance shown since December 19, 1999 is the actual performance for the Class D Shares. The performance for the periods prior thereto is based upon the performance of the Fund's Class I Shares, adjusted to reflect the higher 12b-1 fees charged to the Class D Shares.

FEES AND EXPENSES:

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................     None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................    0.15%*
12b-1 Fees..................................................    0.60%*
Other Expenses..............................................    0.13%
                                                                -----
Total Fund Operating Expenses...............................    0.88%*

---------------
* This table and the following example have been prepared to illustrate Annual Fund Operating Expenses, assuming no fee waivers. For the fiscal year ended October 31, 2005, the Adviser voluntarily waived its entire advisory fee and the Distributor voluntarily waived 0.10% of its 12b-1 Fee so that the "Advisory Fee" and "12b-1 Fees" for the Class D Shares of the Money Market Fund were 0.00% and 0.50% of average daily net assets, respectively. These fee waivers reduced "Total Fund Operating Expenses" for the Class D Shares of the Fund to 0.63% of average daily net assets for the fiscal year ended October 31, 2005. The Adviser and Distributor expect to continue to waive fees throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in Class D Shares of the Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D Shares for the time periods indicated, reinvesting all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                     ------    -------    -------    --------
Money Market Fund, Class D Shares................     $90       $281       $488       $1,084

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK                       Securities are generally affected by varying
                                  degrees of credit risk. A security's credit risk is reflected in its credit rating. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

GOVERNMENT AGENCY RISK            Some obligations issued or guaranteed by U.S.
                                  Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

INTEREST RATE RISK                Normally, the values of fixed income
                                  securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

ISSUER RISK                       A security may lose value as a result of a
                                  number of factors. These factors include capital structure (particularly the issuer's use of leverage), management performance and a diminished market for the issuer's products and/or services.

MANAGEMENT RISK                   The Fund is subject to management risk due to
                                  the active nature of its management. The
                                  Investment Adviser and the portfolio managers will apply investment techniques, their experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by either the Investment
                                  Adviser and/or the portfolio managers will achieve the investment objective.

MARKET RISK                       The value of the securities owned by the Fund
                                  can increase and decrease quickly at
                                  unexpected times. The value can change as the result of a number of factors, including market-wide risks, industry-specific risk
                                  (i.e. labor shortages and/or stoppages,
                                  greater costs of production and/or competitive forces or conditions) or idiosyncratic risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

INVESTMENT INFORMATION

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Mortgage-Related Securities

       The Fund may invest in mortgage-related securities and may invest all of its assets in such securities consistent with Rule 2a-7 under the Investment Company Act of 1940. Mortgage-related securities include fixed rate and adjustable-rate mortgage pass-through securities and fixed rate and variable rate collateralized mortgage obligations ("CMOs").

       Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related, mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. The Fund may invest only in short-term private mortgage-related securities rated in the highest rating category by an NRSRO and long-term private mortgage-related securities rated in one of the two highest rating categories by an NRSRO. If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

U.S. Government Securities

       U.S. Government Securities are issued by the U.S. Government, its agencies or government-sponsored enterprises ("instrumentalities"). These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury to meet their obligations;
       (ii) obligations of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), each of which are supported by the discretionary authority of the U.S. Treasury to purchase the instrumentality's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency or instrumentality. Securities which are backed by the full faith and credit of the United States include U.S. Treasury securities and securities issued by the Government National Mortgage Association ("GNMA").

       U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Agency or instrumentality obligations may be subject to government agency risk.

Variable and Floating Rate Securities

       The Fund may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements

       The Fund may enter into repurchase agreements, in which the Fund purchases obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks from a bank or broker-dealer who agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Certificates of Deposit and Bankers' Acceptances

       The Fund may invest in certificates of deposit and other time deposits in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks if they have remaining maturities of 90 days or less. Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks than those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

       The Fund may invest in eligible bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less. Generally, eligible bankers' acceptances are acceptances that are acceptable by a Federal Reserve Bank as collateral at the discount window.

       The Fund's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency.

FUND INFORMATION

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Fund are made by Shay Assets Management, Inc. ("Adviser"), a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay and Rodger D. Shay, Jr. The Adviser, which is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and managed, as of December 31, 2005, approximately $3.9 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

       During the fiscal year ended October 31, 2005, the Adviser voluntarily waived its entire advisory fee. Without such waiver, the Fund would have paid an annual advisory fee of 0.15% of the average daily net assets of the Class D Shares of the Fund.

       A discussion regarding the basis for the Board of Trustees approving the Fund's investment advisory agreement is available in the Semiannual Report for the period ended April 30, 2005.

Portfolio Managers

       The portfolio managers of the Adviser manage the Fund's investments as a team. The portfolio managers responsible for the day-to-day management of the Fund's investments are Richard Blackburn, Kevin T. Blaser, Jon P. Denfeld, David Petrosinelli, Edward E. Sammons, Jr. and Rodger D. Shay, Jr.

DISTRIBUTOR
--------------------------------------------------------------------------------

       Pursuant to the Distribution Agreement, Shay Financial Services, Inc. ("the Distributor"), as the principal distributor of the Class D Shares, directly and through other firms advertises and promotes the Fund. In addition, the Distributor retains BISYS Fund Services Ohio, Inc. and various financial institutions to administer and operate, respectively, sweep programs through which investors may invest in the Class D Shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") which allows the Class D Shares of the Fund to pay the Distributor a fee at an annual rate equal to 0.60% of the average daily net assets of the Class for the sale and distribution of its shares. The Distributor voluntarily waived 0.10% of its fee so that the Fund paid the Distributor a fee equal to 0.50% of the average daily net assets of the Class for the fiscal year ended October 31, 2005. This voluntary waiver may be terminated at any time by the Distributor. Because these fees are paid out of the Class's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges.

NET ASSET VALUE

       The Fund's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost. The Trust's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS THROUGH SWEEP ARRANGEMENTS
--------------------------------------------------------------------------------

       The following information pertains only to investors who establish accounts and invest automatically through cash sweep arrangements offered and operated by participating financial institutions. Clients should also read, sign and retain the Sweep Agreement governing the sweep arrangement at their financial institution, as this agreement contains additional information. Financial institutions may charge additional fees directly to investors for operation of the sweep arrangements.

       For investors who wish to establish accounts and invest other than through such sweep arrangements, the procedures for purchasing and redeeming shares are described in the following section under the heading "Direct Purchases and Redemptions." However, investors not wishing to participate in sweep arrangements should be aware that Class I Shares of the Fund, offered by a separate prospectus, do not include sweep services and, therefore, have lower Total Fund Operating Expenses.

Purchases

       Shares of the Fund may be purchased only through cash sweep transactions generated by the Investor's financial institution in their role as operator of the cash sweep arrangement. Establishment of an account requires that certain documents and applications be signed before any cash sweep investments can be processed. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services.

       The Fund, the Adviser and/or the Distributor reserve the right to reject any purchase order. Purchase orders may be refused if, for example, they are of a size that could disrupt management of the Fund.

Redemptions

       Shares of the Fund may be redeemed only through cash sweep transactions generated by the investor's financial institution in their role as operator of the cash sweep arrangement. Shares may be redeemed on Business Days.

       If making immediate payment of redemption proceeds could adversely affect the Fund, shareholders may be paid up to seven days after receipt of the redemption request.

DIRECT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

Purchases

       To purchase shares of the Fund, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Distributor.

       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond

       Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows: Bank of New York, New York, NY, ABA# 021 000 018, Ref: Account Number 8900403195. For purchase of Asset Management Fund, Money Market Fund; From: (Name of Investor); Account Number (Investor's account number with the Fund); $(Amount to be invested).

       A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day.

       A purchase order is considered binding upon the investor. If payment is not timely received, the Fund may hold the investor responsible for any resulting losses or expenses the Fund incurs. In addition, the Fund, the Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Fund's shares. The Distributor reserves the right to reimburse the Fund in its sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Fund as a result of the investor's failure to make timely payment.

       Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Fund, the Adviser, the Distributor or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund, the Adviser and/or the Distributor reserve the right to reject any purchase order.

Redemptions

       Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. For redemptions, net asset value is determined twice each Business Day, at 12:00 Noon and at 3:00 p.m., New York City time. If the request is received before 3:00 p.m., New York City time, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on the Fund's records, but in no case later than seven days ("same day settlement"). If the request is received after 3:00 p.m., New York City time, on a Business Day, the request will be priced and the proceeds will normally be wired the next Business Day.

       A shareholder seeking same day settlement will not receive any dividend declared on the day its redemption request is effected.

PURCHASING SHARES THROUGH A SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

       Shares of the Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). A Shareholder Servicing

       Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange and redemption orders to the Fund in accordance with its agreements with the Distributor and with clients and customers.

       Certain Shareholder Servicing Agents, who have entered into agreements with the Fund, or if applicable their designated agents, may enter confirmed purchase orders on behalf of clients and customers for the Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase, exchange or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, accepts a purchase, exchange or redemption order in good order, provided payment and the order are received by the Fund by the required time. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

       For further information as to how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

ANTI-MONEY LAUNDERING PROGRAM
--------------------------------------------------------------------------------

       The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

       Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor's identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

WHAT SHARES COST
--------------------------------------------------------------------------------

       Class D Shares are sold at their net asset value next determined after the purchase order is received. The Fund seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no front-end or contingent deferred sales charge imposed by the Fund. Net asset value is determined on each Business Day at 3:00 p.m., New York City time for purchase orders. For purposes of pricing redemption orders, net asset value is determined twice on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

       Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

DIVIDENDS
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 3:00 p.m., New York City time, and are automatically paid in cash and credited to the shareholder's account at the participating financial institution. An investor will receive the dividend declared on the day its purchase order is settled but shareholders seeking same day settlement will not receive the dividend declared on the day its redemption order is effected.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------

       The Fund is designed to permit frequent trading in the Fund. As a result, the Trust's Board of Trustees has determined that it would be appropriate for the Fund not to adopt policies and procedures with respect to frequent purchases and redemptions of Fund shares.

       Frequent purchases and redemptions of the Fund's shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or fund expenses.

CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, of the Fund are generally declared and paid once each year and reinvested in additional shares or, at the shareholder's option, paid in cash.

REDEEMING SHARES

       The Fund redeems shares at its net asset value next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days.

SHAREHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       Besides the Money Market Fund, the Trust has five other portfolios which are offered in a separate prospectus: the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund. Shares of each Fund represent interests only in the corresponding Fund and having equal voting rights within that Fund. The Money Market Fund is the only portfolio of the Trust that has two classes of shares: the Class I and Class D Shares. Shares of each class have equal voting rights within each class and within the Money Market Fund. The Trust's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the Investment Company Act of 1940 or the document establishing or designating that fund or class, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter that does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

       A description of the Fund's policy with respect to disclosure of information regarding the portfolio holdings of the Fund is available in the Statement of Additional Information (see "Disclosure of Information Regarding Portfolio Holdings" in the Statement of Additional Information).

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

       The Fund has not been required to pay federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code and has distributed all of its net investment income and net capital gains. The Fund intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of shareholders.

       The Fund intends to distribute all of the net investment income and net capital gains, if any, of the Fund to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. It is not anticipated that the Fund's distributions will be treated as "qualified dividend income" eligible for reduced rates of federal income taxation when received by non-corporate shareholders.

       Dividends and distributions may be subject to state and local taxes. Depending on your state's tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

       Information on the federal income tax status of dividends and distributions is provided annually.

       The Fund may be required to withhold for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

       Prospective shareholders of the Fund should consult with their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

       The financial highlights table is intended to help you understand the Fund's past financial performance. Certain information reflects financial results for a single Fund share outstanding throughout the year. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the Annual Report, which is available upon request.

MONEY MARKET FUND CLASS D
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                              OCTOBER 31,
                                               2005          2004        2003        2002        2001
                                             --------      --------    --------    --------    --------
Net asset value, beginning of year........   $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                             --------      --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     0.0219        0.0054      0.0046      0.0104      0.0397
  Net realized losses from investments....         --(a)         --          --          --          --
                                             --------      --------    --------    --------    --------
    Total from investment operations......     0.0219        0.0054      0.0046      0.0104      0.0397
                                             --------      --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
    From net investment income............    (0.0219)      (0.0054)    (0.0046)    (0.0104)    (0.0397)
                                             --------      --------    --------    --------    --------
Change in net asset value.................         --            --          --          --          --
                                             --------      --------    --------    --------    --------
Net asset value, end of year..............   $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                             ========      ========    ========    ========    ========
Total return..............................      2.22%         0.54%       0.47%       1.05%       4.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)......   $ 38,622      $ 19.089    $ 23,525    $ 15,039    $  8,787
  Ratio of expenses to average net
    assets................................      0.63%         0.61%       0.67%       0.75%       0.75%
  Ratio of net investment income to
    average net assets....................      2.23%         0.54%       0.45%       1.04%       3.46%
  Ratio of expenses to average net
    assets*...............................      0.88%         0.86%       0.84%       0.86%       0.91%
-------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net realized losses per share was less than $0.00005.

SHAREHOLDER REFERENCE INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

TRUSTEES AND OFFICERS
Rodger D. Shay
Trustee and Chairman

Gerald J. Levy
Trustee and Vice Chairman

Richard M. Amis
Trustee

David F. Holland
Trustee

William A. McKenna, Jr.
Trustee

Christopher M. Owen
Trustee

Maria F. Ramirez
Trustee

Rodger D. Shay, Jr.
Trustee and President

Edward E. Sammons, Jr.
Vice President

Robert T. Podraza
Vice President and Assistant Treasurer

Trent M. Statczar
Treasurer

Daniel K. Ellenwood
Secretary

Frederick J. Schmidt
Chief Compliance Officer

Additional information about the Fund may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund's investments and operations. The semiannual and annual shareholder reports contain a listing of the Fund's portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Suite 2810
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Funds or to make shareholder inquiries, call 1-800-527-3713.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:     Asset Management Fund     811-03541

              ASSET MANAGEMENT FUND, SHAY FINANCIAL SERVICES, INC.
                        AND SHAY ASSETS MANAGEMENT, INC.

                           Privacy Policy & Practices
Asset Management Fund ("AMF"), Shay Financial Services, Inc. and Shay Assets Management, Inc. ("Shay") recognize and respect the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

COLLECTION OF CUSTOMER INFORMATION:
--------------------------------------------------------------------------------

We collect nonpublic personal information about our shareholders from the following sources:
- Account Applications, shareholder profiles and other forms, which may include a shareholder's name, address, social security number, and information about a shareholder's investment goals and risk tolerance
- Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder's account
- Correspondence, written, telephonic or electronic between a shareholder and AMF or Shay

DISCLOSURE OF CUSTOMER INFORMATION:
--------------------------------------------------------------------------------

We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund or Shay other than:
- to effect or administer transactions at your request
- as permitted or required by law or regulation -- for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process
Shay may disclose any of the shareholder information it collects to its affiliates that are engaged in a variety of financial services businesses, both in connection with the servicing of customer accounts and to inform clients of financial products and services that might be of interest.

SECURITY OF CUSTOMER INFORMATION:
--------------------------------------------------------------------------------

We have physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund. Shay may restrict access to client nonpublic personal information by, among other things, password-protecting electronic information, having such information in a designated location that is not accessible to all employees, or otherwise segregating such information.

[FRONT COVER PHOTO]

[AMF SCREENED LOGO]ASSET MANAGEMENT FUND
                   230 West Monroe Street, Suite 2810, Chicago, IL 60606 - 1-800-527-3713 - www.amffunds.com

(ASSET MANAGEMENT FUND LOGO)   Asset Management Fund

--------------------------------------------------------------------------------

                                               AMF U.S. Government Mortgage Fund

                                        AMF Intermediate Mortgage Fund

                         AMF Short U.S. Government Fund

            AMF Ultra Short Fund
            AMF Ultra Short Mortgage Fund

AMF Money Market Fund

--------------------------------------------------------------------------------

PROSPECTUS

March 1, 2006








Investment Adviser:

Shay Assets Management, Inc.

Dear Investor:

The Asset Management Fund was conceived to provide financial institutions including Banks, Savings Institutions and Credit Unions with high quality, professionally managed assets for effective financial management. As you review this Prospectus, you will note that the Fund's investment objectives are designed to comply with federal regulatory guidelines necessary for investment by these financial institutions.

Today, a growing number of institutional investors have become AMF shareholders recognizing the benefits of a disciplined investment approach emphasizing high quality mortgage-related and government securities. The AMF Funds provide investors with a full range of opportunities, from short-term investing for the liquidity portfolio to longer-term investments designed to provide exposure to attractive asset classes.

For over 20 years investors have turned to AMF as a key element of their portfolio management strategies. If you would like to learn more about the Asset Management Fund, current performance information or to speak with one of our portfolio managers, you are welcome to call the Fund toll free at 1-800-527-3713.

Sincerely,


/s/ RODGER D. SHAY                                            /s/ RODGER D. SHAY, JR.
Rodger D. Shay                                                Rodger D. Shay, Jr.
Chairman of the Board                                         President

March 1, 2006
--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------

                                   [AMF LOGO]
--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                                  MUTUAL FUNDS
                       MONEY MARKET FUND, CLASS I SHARES*
                           ULTRA SHORT MORTGAGE FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                         U.S. GOVERNMENT MORTGAGE FUND

 The Asset Management Fund is regulated by the Investment Company Act of 1940.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. It is a federal offense to suggest otherwise.

---------------
* Class D Shares of the Money Market Fund are offered in a separate prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES..............................................    2
-----------------------------------------------------------------
     Money Market Fund, Class I Shares......................    2
     Ultra Short Mortgage Fund..............................    4
     Ultra Short Fund.......................................    6
     Short U.S. Government Fund.............................    8
     Intermediate Mortgage Fund.............................   10
     U.S. Government Mortgage Fund..........................   12

SUMMARY OF PRINCIPAL RISKS..................................   14
-----------------------------------------------------------------

INVESTMENT INFORMATION......................................   15
-----------------------------------------------------------------
     Principal Investment Strategies........................   15

TRUST AND FUND INFORMATION..................................   18
-----------------------------------------------------------------
     Investment Adviser.....................................   18
     Distributor............................................   19

NET ASSET VALUE.............................................   19
-----------------------------------------------------------------

INVESTING IN THE FUNDS......................................   20
-----------------------------------------------------------------
     Share Purchases........................................   20
     Purchasing Shares through a Shareholder Servicing
      Agent.................................................   20
     Anti-Money Laundering Program..........................   21
     Minimum Investment Required............................   21
     What Shares Cost.......................................   21
     Dividends..............................................   22
     Frequent Purchases and Redemptions of Fund Shares......   22
     Capital Gains..........................................   22

REDEEMING SHARES............................................   22
-----------------------------------------------------------------
     Telephone Redemption...................................   22
     Written Requests.......................................   23

EXCHANGES...................................................   24
-----------------------------------------------------------------

SHAREHOLDER INFORMATION.....................................   24
-----------------------------------------------------------------
     Voting Rights..........................................   24
     Disclosure of Information Regarding Portfolio
      Holdings..............................................   24
     Federal Income Tax Information.........................   24

FINANCIAL HIGHLIGHTS........................................   26
-----------------------------------------------------------------
     Money Market Fund, Class I Shares......................   26
     Ultra Short Mortgage Fund..............................   27
     Ultra Short Fund.......................................   27
     Short U.S. Government Fund.............................   28
     Intermediate Mortgage Fund.............................   28
     U.S. Government Mortgage Fund..........................   29

MONEY MARKET FUND, CLASS I SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars, have minimum credit risk and have a remaining maturity of 397 days or less. The dollar-weighted average maturity of the Fund is 90 days or less. The Fund is managed to keep its share price stable at $1.00 although there is no assurance that it will be successful in doing so.

Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, mortgage-related securities, eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of Federal Deposit Insurance Corporation ("FDIC") insured depository institutions and other securities that are eligible for purchase by a money market fund under Rule 2a-7 under the Investment Company Act of 1940. Although some of these obligations may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

The Fund primarily invests in securities that have received the highest short-term ratings from at least two Nationally Recognized Statistical Rating Organizations ("NRSRO") (or that received the highest rating from the single NRSRO assigning a rating)--"First Tier" securities. No more than 5% of the value of the Fund's total assets may be invested in securities rated lower than "First Tier."

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance does not necessarily indicate how it will perform in the future. The charts and tables assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31 (Class I Shares)

    Ticker Symbol:
        ASLXX
[MONEY MARKET PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1996                                                                             5.19
1997                                                                             5.32
1998                                                                             5.25
1999                                                                             5.04
2000                                                                             6.10
2001                                                                             3.73
2002                                                                             1.42
2003                                                                             0.94
2004                                                                             1.19
2005                                                                             3.05

During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ended 12/31/00) and the lowest return for a quarter was 0.21% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS, (years ended December 31, 2005)

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Money Market Fund, Class I Shares...........................   3.05%      2.06%      3.71%

The Money Market Fund's (Class I Shares) 7-day effective yield ended on December 31, 2005 was 4.18%. To obtain the Fund's current 7-day yield information, please call us toll-free at 1-800-527-3713.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.15%*
12b-1 Fees..................................................       0.15%*
Other Expenses..............................................       0.12%
                                                                   -----
Total Fund Operating Expenses...............................       0.42%*
                                                                   =====

---------------
* This table and the following example have been prepared to illustrate Annual Fund Operating Expenses, assuming no fee waivers. For the fiscal year ended October 31, 2005, the Adviser voluntarily waived its entire advisory fee and the Distributor voluntarily waived 0.10% of its 12b-1 Fee so that the "Advisory Fee" and "12b-1 Fees" for the Class I Shares of the Money Market Fund were 0.00% and 0.05% of average daily net assets, respectively. These fee waivers reduced "Total Fund Operating Expenses"' for the Class I Shares of the Fund to 0.17% of average daily net assets for the fiscal year ended October 31, 2005. The Adviser and Distributor expect to continue to waive fees throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $43      $135      $235       $530

ULTRA SHORT MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund, under normal market conditions, invests primarily in mortgage-related investments. Under normal market and interest rate conditions, the Fund's duration is generally not expected to exceed that of a 1-Year U.S. Treasury Note, and its maximum duration is that of a 2-Year U.S. Treasury Note. The Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market rate volatility. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks, and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk *Liquidity Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASARX
[ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1996                                                                             5.92
1997                                                                             6.51
1998                                                                             5.14
1999                                                                             4.66
2000                                                                             7.13
2001                                                                             5.95
2002                                                                             3.22
2003                                                                             1.49
2004                                                                             1.67
2005                                                                             2.16

During the periods shown in the bar chart, the highest return for a quarter was 2.20% (quarter ended 12/31/00) and the lowest return for a quarter was -0.08% (quarter ended 9/30/03).

AVERAGE ANNUAL TOTAL RETURNS.The following table compares the Fund's average annual returns for the periods ended December 31, 2005, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Ultra Short Mortgage Fund (before taxes)....................   2.16%      2.89%      4.37%
Ultra Short Mortgage Fund (after taxes on distributions)....   0.93%      1.66%      2.55%
Ultra Short Mortgage Fund (after taxes on distributions and
  redemptions)..............................................   1.39%      1.72%      2.59%
The Lehman 6 Mo. T-Bill Bellwethers*........................   3.09%      2.50%      4.11%

---------------

* The Lehman 6 Mo. T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.45%*
12b-1 Fees..................................................       0.25%*
Other Expenses..............................................       0.06%
                                                                   -----
Total Fund Operating Expenses...............................       0.76%*
                                                                   =====

---------------
* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser and the Distributor are currently voluntarily waiving 0.20% and 0.10% of their fees, respectively, so that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" for the Fund were 0.25%, 0.15% and 0.46%, respectively, for the fiscal year ended October 31, 2005. The Adviser and Distributor expect to continue these waivers throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $78      $243      $422       $942

ULTRA SHORT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve current income with a very low degree of share-price fluctuation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment by national banks and federal savings associations subject to applicable regulatory limits. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests primarily in fixed and variable rate mortgage-related investments, debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, asset-backed investments, investment grade corporate debt securities, money market and other debt instruments. Although some of these securities may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury. The Fund intends to invest to a significant degree in mortgage-related securities.

Under normal market and interest rate conditions, the Fund's duration is generally not expected to exceed that of a 1-Year U.S. Treasury Note, and its maximum duration is that of a 2-Year U.S. Treasury Note. The Fund has no restriction on the minimum or maximum maturity of any particular investment held.

Other investments and investment techniques the Fund may use include short-term fixed and variable rate debt instruments such as commercial paper rated in one of the two highest rating categories by an NRSRO, long-term fixed and variable rate debt instruments rated investment grade or better by an NRSRO, inflation-indexed bonds issued both by governments and corporations, structured notes, certificates of deposit and other time deposits of FDIC insured depository institutions, and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks, municipal bonds, reverse repurchase agreements and mortgage dollar rolls, when-issued securities and covered short sales. The Fund may, but is not required to, use financial contracts for risk management purposes as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank or federally chartered thrift.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Credit Risk *Hedging Risk *Management Risk *Issuer Risk *Government Agency Risk *Liquidity Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        AULTX
[BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
2002                                                                             2.50
2003                                                                             1.71
2004                                                                             1.72
2005                                                                             2.45

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended 6/30/02) and the lowest return for a quarter was -0.28% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2005, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    SINCE INCEPTION*
                                                               ------    ----------------
Ultra Short Fund (before taxes).............................   2.45%          2.13%
Ultra Short Fund (after taxes on distributions).............   1.15%          1.12%
Ultra Short Fund (after taxes on distributions and
  redemptions)..............................................   1.58%          1.22%
The Lehman 6 Mo. T-Bill Bellwethers**.......................   3.09%          1.96%

---------------
*  The Fund commenced operations on November 14, 2001.
** The Lehman 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.45%*
12b-1 Fees..................................................       0.25%*
Other Expenses..............................................       0.09%
                                                                   -----
Total Fund Operating Expenses...............................       0.79%*
                                                                   =====

---------------
* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser and the Distributor are currently voluntarily waiving 0.20% and 0.10% of their fees, respectively, so that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" were 0.25%, 0.15% and 0.49%, respectively for the fiscal year ended October 31, 2005. The Adviser and Distributor expect to continue these waivers throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $81      $252      $439       $978

SHORT U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests only in high quality fixed and variable rate assets (including repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks) and under normal market conditions, invests primarily in U.S. Government obligations, which consist of obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Although some of these obligations may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note, and its maximum duration is that of a 3-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held by it. Other investments include eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions.

The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Office of Thrift Supervision ("OTS"). Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk *Liquidity Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASITX
[SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1996                                                                             3.61
1997                                                                             6.25
1998                                                                             6.60
1999                                                                             2.38
2000                                                                             7.74
2001                                                                             7.35
2002                                                                             4.63
2003                                                                             1.87
2004                                                                             1.46
2005                                                                             2.27

During the periods shown in the bar chart, the highest return for a quarter was 3.02% (quarter ended 9/30/01) and the lowest return for a quarter was -1.13% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2005, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Short U.S. Government Fund (before taxes)...................   2.27%      3.49%      4.39%
Short U.S. Government Fund (after taxes on distributions)...   0.93%      2.14%      2.53%
Short U.S. Government Fund (after taxes on distributions and
  redemptions)..............................................   1.47%      2.17%      2.58%
The Lehman 1-3 Year Government Index*.......................   1.72%      3.83%      4.89%

---------------
* The Lehman 1-3 Year Government Index is an unmanaged index generally representative of government and investment grade corporate securities with maturities of one to three years. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.25%
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.10%
                                                                   -----
Total Fund Operating Expenses...............................       0.50%
                                                                   =====

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $51      $160      $280       $628

INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests, under normal market conditions, primarily in mortgage-related investments paying fixed or adjustable rates of interest. Although some of these securities may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration of a 4-Year U.S. Treasury Note.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions.

The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current OTS Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk *Liquidity Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASCPX
[INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1996                                                                             2.86
1997                                                                             8.37
1998                                                                             6.90
1999                                                                             1.48
2000                                                                             9.74
2001                                                                             7.27
2002                                                                             5.63
2003                                                                             1.55
2004                                                                             2.16
2005                                                                             2.00

During the period shown in the bar chart, the highest return for a quarter was 3.70% (quarter ended 9/30/01) and the lowest return for a quarter was -1.68% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2005, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Intermediate Mortgage Fund (before taxes)...................   2.00%      3.70%      4.75%
Intermediate Mortgage Fund (after taxes on distributions)...   0.51%      2.14%      2.68%
Intermediate Mortgage Fund (after taxes on distributions and
  redemptions)..............................................   1.29%      2.22%      2.75%
The Lehman Mortgage Index*..................................   2.62%      5.43%      6.17%
The Lehman 1-5 Year Government Index........................   1.48%      4.26%      5.15%

---------------
* The Lehman 1-5 Year Government Index has replaced the Lehman Mortgage Index as the Fund's performance benchmark. In the Investment Adviser's opinion, The Lehman 1-5 Year Government Index, which is generally representative of government and investment grade corporate securities with maturities of one to five years, provides a better benchmark comparison of the Fund's performance than The Lehman Mortgage Index, which represents the general performance of fixed rate mortgage bonds. The Indexes reflect no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.35%*
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.08%
                                                                   -----
Total Fund Operating Expenses...............................       0.58%*
                                                                   =====

---------------
* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser is currently voluntarily waiving 0.10% of its advisory fee, so that the "Advisory Fee" and "Total Fund Operating Expenses" for the Fund were 0.25% and 0.48%, respectively, for the fiscal year ended October 31, 2005. The Adviser expects to continue this waiver throughout the year, but is not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $59      $186      $324       $726

U.S. GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests, under normal market conditions, primarily in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, paying fixed or adjustable rates of interest. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury. The Fund has no restriction as to the minimum or maximum maturity of any particular instrument held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration of a 6-Year U.S. Treasury Note.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks, and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions.

The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk *Liquidity Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASMTX
[U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1996                                                                              2.83
1997                                                                              9.67
1998                                                                              7.04
1999                                                                              0.59
2000                                                                             10.48
2001                                                                              6.74
2002                                                                              7.13
2003                                                                              2.29
2004                                                                              3.70
2005                                                                              1.74

During the period shown in the bar chart, the highest return for a quarter was 4.29% (quarter ended 9/30/01) and the lowest return for a quarter was -1.88% (quarter ended 3/31/96).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2005, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
U.S. Government Mortgage Fund (before taxes)................   1.74%      4.30%      5.17%
U.S. Government Mortgage Fund (after taxes on
  distributions)............................................   0.05%      2.50%      2.90%
U.S. Government Mortgage Fund (after taxes on distributions
  and redemptions)..........................................   1.13%      2.59%      2.98%
The Lehman Mortgage Index*..................................   2.62%      5.43%      6.17%

---------------
* The Lehman Mortgage Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.25%
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.08%
                                                                   -----
Total Fund Operating Expenses...............................       0.48%
                                                                   =====

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $49      $154      $269       $604

SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

CREDIT RISK                 Securities are generally affected by varying degrees
                            of credit risk. A security's credit risk is reflected in its credit rating. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

EXTENSION RISK              During periods of rising interest rates, property
                            owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

GOVERNMENT AGENCY RISK      Some obligations issued or guaranteed by U.S.
                            Government agencies or instrumentalities are not backed by the full faith and credit of the U.S.
                            Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

HEDGING RISK                The Ultra Short Fund may use financial contracts in
                            a manner consistent with their permissible use in the portfolio of a national bank or federally chartered thrift. Some financial contracts are commonly referred to as derivatives. Financial contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index. Hedging also involves the risk that the Investment Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also the Fund may not hedge when it would have been beneficial to do so.

INTEREST RATE RISK          Normally, the values of fixed income securities vary
                            inversely with changes in prevailing interest rates.
                            With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

ISSUER RISK                 A security may lose value as a result of a number of
                            factors. These factors include capital structure
                            (particularly the issuer's use of leverage), management performance and a diminished market for the issuer's products and/or services.

LIQUIDITY RISK              Trading opportunities are more limited for certain
                            securities that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to.

MANAGEMENT RISK             The Fund is subject to management risk due to the
                            active nature of its management. The Investment
                            Adviser and the portfolio managers will apply investment techniques, their experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by either the Investment Adviser and/or the portfolio managers will achieve the investment objective.

MARKET RISK                 The value of the securities owned by the Fund can
                            increase and decrease quickly at unexpected times.
                            The value can change as the result of a number of factors, including market-wide risks, industry-specific risk (i.e. labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or idiosyncratic risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value. Equity securities generally have greater price volatility than fixed income securities.

PREPAYMENT RISK             During periods of declining interest rates, property
                            owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities.

INVESTMENT INFORMATION

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Securities Selection

In selecting securities, the Investment Adviser develops an outlook for interest rates and the economy and analyzes credit and call risks. The Investment Adviser varies the quality, sector and maturity of the securities selected for the Funds based upon the Investment Adviser's analysis of financial market conditions and the outlook for the U.S. economy.

The Investment Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Investment Adviser identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages and asset-backed securities. Once investment opportunities are identified, the Investment Adviser will shift assets among sectors depending upon changes in relative valuations, credit spreads and upon historical yield or price relationships. There is no guarantee that the Investment Adviser's security selection techniques will achieve a Fund's investment objective.

Mortgage-Related and Asset-Backed Securities

Each Fund may invest in mortgage-related securities and may invest all of its assets in such securities; provided, however, that the Money Market Fund may only invest in mortgage-related securities consistent with Rule 2a-7 under the Investment Company Act of 1940. Mortgage-related securities include fixed rate and adjustable-rate mortgage pass-through securities and fixed rate and variable rate collateralized mortgage obligations ("CMOs").

The Ultra Short Fund may also invest in asset-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Asset-backed securities are securities backed by notes or receivables against assets other than real estate. Some examples are autos, credit cards and royalties.

Each Fund may invest in private mortgage-related securities. Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related, mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. All Funds, except the Ultra Short Fund, may invest only in private mortgage-related securities rated in one of the two highest rating categories by an NRSRO. If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and therefore are excluded from the Funds.

U.S. Government Securities

U.S. Government Securities are issued by the U.S. Government, its agencies or government-sponsored enterprises ("instrumentalities"). These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury to meet their obligations;
(ii) obligations of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), each of which are supported by the discretionary authority of the U.S. Treasury to purchase the instrumentality's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency or instrumentality. Securities which are backed by the full faith and credit of the United States include U.S. Treasury securities and securities issued by the Government National Mortgage Association ("GNMA").

U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Agency or instrumentality obligations may be subject to government agency risk.

When-Issued, Delayed-Delivery and To Be Announced (TBA) Securities

Each Fund, except the Money Market Fund, may purchase securities on a when-issued, delayed-delivery or TBA basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. When TBA securities are purchased by a Fund, the Fund agrees to purchase an as yet unidentified security that meets certain specified terms.

By the time of delivery, securities purchased on a when-issued, delayed-delivery or TBA basis may be valued at less than the purchase price. At the time when-issued, delayed-delivery and TBA securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

Although a Fund will generally purchase securities on a when-issued, delayed-delivery or TBA basis with the intention of acquiring the securities, the Fund may dispose of the securities prior to delivery, if the Investment Adviser deems it appropriate. If a Fund chooses to dispose of the right to acquire such securities prior to acquisition, it could, as with the disposition of any other such investment, incur a gain or loss due to market fluctuation.

Corporate Debt Securities

The Ultra Short Fund may invest in investment grade corporate debt securities, including commercial paper, provided however, that commercial paper must be rated in one of the two highest rating categories by an NRSRO. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Certificates of Deposit and Bankers' Acceptances

The Funds may invest in certificates of deposit and other time deposits in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks than those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

The Funds may invest in eligible bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less. Generally, eligible bankers' acceptances are acceptances that are acceptable by a Federal Reserve Bank as collateral at the discount window.

Variable and Floating Rate Securities

The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Funds determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks from a bank or broker-dealer who agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Duration

A bond portfolio's duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flow over time. In computing portfolio duration, a bond portfolio will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as the "option-adjusted" duration. The Funds (other than the Money Market Fund) have no restriction as to the minimum or maximum maturity of any particular security held by them, but intend to stay within the minimum and maximum durations noted above. There can be no assurance that the Investment Adviser's estimate of duration will be accurate or that the duration of a Fund will always remain within the Fund's target duration.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund, except the Money Market Fund, may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

TRUST AND FUND INFORMATION

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Investment decisions for the Funds are made by Shay Assets Management, Inc. ("Adviser"), a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay and Rodger D. Shay, Jr. The Adviser, which is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and managed, as of December 31, 2005, approximately $3.9 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

The Funds pay an annual advisory fee based upon a percentage of average daily net assets. For the year ended October 31, 2005, the advisory fee was paid to the Adviser as follows:

Money Market Fund, Class I Shares...........................    0.00%*
Ultra Short Mortgage Fund...................................    0.25%*
Ultra Short Fund............................................    0.25%*
Short U.S. Government Fund..................................    0.25%
Intermediate Mortgage Fund..................................    0.25%*
U.S. Government Mortgage Fund...............................    0.25%

---------------
* The Adviser voluntarily waived a portion of the advisory fees with respect to the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund and the Intermediate Mortgage Fund. Without such waivers, the fees would have been 0.15%, 0.45%, 0.45% and 0.35%, respectively.

Each voluntary waiver may be terminated at any time by the Adviser.

A discussion regarding the basis for the Board of Trustees renewing the Funds' investment advisory agreements is available in the Semiannual Report for the period ended April 30, 2005.

Portfolio Managers

The portfolio managers of the Adviser manage each Fund's investments as a team. The portfolio managers responsible for the day-to-day management of each Fund's investments are Richard Blackburn, Kevin T. Blaser, Jon P. Denfeld, David Petrosinelli, Edward E. Sammons, Jr. and Rodger D. Shay, Jr.

Mr. Blackburn has been Senior Vice President and Senior Portfolio Manager of the Adviser since 1991. From 1982 to 1991, he was employed by the Adviser primarily as an account executive and financial consultant. Mr. Blackburn has 34 years of experience in the securities industry. His previous employers include Harris Bank, Chicago; Merrill Lynch; and the First National Bank of Chicago. Mr. Blackburn's primary focus is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

Mr. Blaser, Vice President and Portfolio Manager of the Adviser, joined the Adviser's fixed income management team in 2003. Prior to joining the fixed income management team, Mr. Blaser worked for the Portfolio Strategies Group of the Funds' distributor, Shay Financial Services, Inc. Before joining Shay in 1998, Mr. Blaser worked for an institutional broker-dealer in the Detroit, Michigan area. He is currently a Level II Chartered Financial Analyst (CFA) candidate and holds a Bachelor of Arts in Economics from Michigan State University.

Mr. Denfeld, Vice President and Portfolio Manager of the Adviser, joined the Adviser's fixed income portfolio management team in 1996. From 1993 to 1996, he was employed by Shay Financial Services, Inc., as an account executive specializing in financial institutions. Mr. Denfeld's focus is in the government and mortgage securities markets. He earned a Bachelor of Arts, with a major in Economics, from Fairfield University and is a Chartered Financial Analyst (CFA) charterholder.

Mr. Petrosinelli, Vice President and Portfolio Manager of the Adviser, joined the Adviser's fixed income portfolio management team in 1999. From 1998 to 1999, Mr. Petrosinelli managed the Operating and Bond Proceed Funds for the Chicago Public Schools, a division of the City of Chicago. Prior to that, he was Assistant Vice President and Portfolio Manager for the Celtic Group, an insurance holding company. Mr. Petrosinelli's primary focus is in the government and mortgage securities markets. He earned a Bachelor of Science in Finance from Northeastern University in Boston and a Master of Business Administration, cum laude, with a concentration in Economics, from Loyola University in Chicago. Mr. Petrosinelli is also a Chartered Financial Analyst (CFA) charterholder.

Mr. Sammons, Chairman of the Adviser, co-leads with Mr. Shay, Jr. the team that is responsible for the day-to-day management of each Fund's investments. Mr. Sammons has managed the Funds' investments since 1985. Prior to joining the Adviser in 1983, Mr. Sammons spent over 20 years with the Republic Bank of Dallas and left as a Senior Vice President and Manager of Fixed Income Securities.

Mr. Shay, Jr., President and Chief Investment Strategist (Fixed Income) of the Adviser, co-leads with Mr. Sammons the team that is responsible for the day-to-day management of each Fund's investments. Mr. Shay, Jr. joined the fixed income portfolio management team in 2005 when he became President of the Adviser. He was Senior Vice President of the Adviser from 1997 to 2005. Mr. Shay, Jr. is an Interested Trustee and President of the Trust and the President and Chief Executive Officer of Shay Financial Services, Inc.

Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information (see "Investment Adviser--Portfolio Managers" in the Statement of Additional Information).

DISTRIBUTOR
--------------------------------------------------------------------------------

Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (the "Distributor"), as the principal distributor of the Funds' shares, directly and through other firms advertises and promotes the Funds. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") which allows each Fund to pay the Distributor the following fees for the sale and distribution of its shares:

     The Money Market Fund Class I Shares and the Short U.S. Government Fund, a fee at an annual rate equal to 0.15% of the combined average daily net assets of each Fund (the "Combined Assets") up to and including $0.5 billion; at an annual rate equal to 0.125% of the Combined Assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10% of the Combined Assets between $1.0 billion and $2.0 billion; and at an annual rate equal to 0.075% of the Combined Assets over $2.0 billion.

     Ultra Short Mortgage Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

     Ultra Short Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

     Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, a fee with respect to each Fund at an annual rate equal to 0.15% of the average daily net assets of each Fund up to and including $0.5 billion; at an annual rate equal to 0.125% of the average daily net assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10% of the average daily net assets between $1.0 billion and $1.5 billion; and 0.075% of the average daily net assets over $1.5 billion.

The Distributor is currently waiving a portion of its fee for the Class I Shares of the Money Market Fund, Ultra Short Mortgage Fund and the Ultra Short Fund. The voluntary waivers may be terminated at any time by the Distributor.

Because these fees are paid out of a Fund's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges; however, the Rule 12b-1 fees are so low that the Trust shares offered by this prospectus are considered offered at "no-load."

NET ASSET VALUE

For all Funds other than the Money Market Fund, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. In general, Fund assets are valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Adviser that the Board believes reflects the fair value of such securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Short-term instruments maturing within 60 days may be valued at amortized cost.

The Money Market Fund's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost. The Trust's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

INVESTING IN THE FUNDS

SHARE PURCHASES
--------------------------------------------------------------------------------

Shares of the Funds may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Distributor at (800) 527-3713.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows:
Bank of New York, New York, NY, ABA#021 000 018, Ref: Account Number 8900403195. For purchase of Asset Management Fund, (Name of Fund); From: (Name of Investor); Account Number (Investor's account number with the Trust); $(Amount to be invested).

FOR ALL FUNDS OTHER THAN THE MONEY MARKET FUND. For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., New York City time, and payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the Business Day designated for settlement or the order will be cancelled.

FOR THE MONEY MARKET FUND. A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust, the Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Trust's shares. The Distributor reserves the right to reimburse the Trust in its sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor's failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust, the Adviser and/or the Distributor reserve the right to reject any purchase order.

PURCHASING SHARES THROUGH A SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

Shares of a Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange and redemption orders to a Fund in accordance with its agreements with the Distributor and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with a Fund, or if applicable their designated agents, may enter confirmed purchase orders on behalf of clients and customers for a Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. A Fund will be deemed to have received a purchase, exchange or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, accepts a purchase, exchange or redemption order in good order, provided payment and the order are received by the Fund by the required time. Orders received by a Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of a Fund on your behalf, you should contact your Shareholder Servicing Agent.

ANTI-MONEY LAUNDERING PROGRAM
--------------------------------------------------------------------------------

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor's identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $10,000; provided, however, that the Distributor and/or the Trust reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------

Shares of the Funds are sold at their net asset value next determined after the purchase order is received. The Money Market Fund seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value"). There is no sales charge imposed by the Funds. For all Funds other than the Money Market Fund, the net asset value is determined each Business Day at 4:00 p.m., New York City time. For the Money Market Fund, net asset value is determined on each Business Day at 3:00 p.m., New York City time, for purchase orders. Net asset value for purposes of pricing redemption orders is determined twice on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

DIVIDENDS
--------------------------------------------------------------------------------

Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m. (3:00 p.m. for the Money Market Fund), New York City time, and are automatically reinvested in additional shares of the same Fund unless the shareholder requests cash payments by contacting the Distributor.

For all Funds other than the Money Market Fund, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Fund, an investor will receive the dividend declared on the day its purchase order is settled. A Money Market Fund shareholder seeking same day settlement of a redemption will not receive the dividend declared on the day its redemption order is effected.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------

Frequent purchases and redemptions of a Fund's shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or fund expenses. All Funds, except the Money Market Fund, discourage and have established policies and procedures designed to detect and deter frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Funds' policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, except accounts held in the name of a financial intermediary, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down ("market timing"); (ii) the Adviser on behalf of each Fund reserves the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Funds, Adviser and Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Funds. The Funds' policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement the Funds' frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of Fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Funds may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds. The Funds may not have access to information regarding trading activity by individual investors in such accounts. Accordingly, the Funds' policies and procedures with respect to frequent purchases and redemptions do not apply to accounts held in the name of a financial intermediary.

Unlike the other Funds, the Money Market Fund is designed to permit frequent trading in the Fund. As a result, the Trust's Board of Trustees has determined that it would be appropriate for the Fund not to adopt policies and procedures with respect to frequent purchases and redemptions of the Fund shares.

CAPITAL GAINS
--------------------------------------------------------------------------------

Net capital gains, if any, of a Fund are generally declared and paid once each year and reinvested in additional shares of the same Fund or, at the shareholder's option, paid in cash.

REDEEMING SHARES

The Funds redeem shares at their respective net asset values next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

- For all Funds other than the Money Market Fund:

  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. Shareholders may experience difficulties contacting the Distributor during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also contact the Distributor at (312) 214-7455. In addition, shareholders can submit written requests for redemption as described under "Written Requests." Net asset value is determined each Business Day at 4:00 p.m., New York City time. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemption requests received prior to 12:00 Noon, New York City time on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 p.m., New York City time. This means that proceeds will normally be wired in federal funds to the shareholder's bank or other account shown on the Trust's records the next Business Day, but in no case later than seven days.

- For the Money Market Fund:

  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. For redemptions, net asset value is determined twice each Business Day, at 12:00 Noon and at 3:00 p.m., New York City time. If the request is received before 3:00 p.m., New York City time, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on the Fund's records, but in no case later than seven days ("same day settlement"). If the request is received after 3:00 p.m., New York City time, on a Business Day, the request will be priced and the proceeds will normally be wired the next Business Day.

  A shareholder seeking same day settlement will not receive any dividend declared on the day its redemption request is effected.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

Shares may also be redeemed by sending a written request to the Distributor, 230
W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902; Attention: Asset Management Fund.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

- a Federal Home Loan Bank

- a savings association or a savings bank

- a trust company or a commercial bank

- a member firm of a domestic securities exchange or a registered securities association

- a credit union or other eligible guarantor institution

In certain instances, the transfer and dividend agent may request signature guarantees or additional documentation believed necessary to insure proper authorization. The additional documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity. Shareholders with questions concerning documentation should call the Distributor at (800) 527-3713.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

Shareholders may exchange shares of a Fund for shares in another Fund of the Trust by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." The minimum amount for an exchange is the minimum initial investment of the Fund whose shares are being acquired; provided, however, that the Distributor and/or the Trust reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders will receive dividends in the Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next Business Day. An exchange between Funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the Fund from which the exchange is made and a purchase of the shares of the Fund into which the exchange is made.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

SHAREHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

The Trust currently offers six funds: >the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund. Shares of each Fund represent interests only in the corresponding Fund and have equal voting rights within each Fund. The Money Market Fund is the only fund of the Trust that has two classes of shares: the Class I Shares and Class D Shares. Shares of each class have equal voting rights within each class and within the Money Market Fund. The Class D Shares of the Money Market Fund are offered in a separate prospectus. The Trust's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the Investment Company Act of 1940 or the document establishing and designating that fund or class, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the Trust's policy with respect to disclosure of information regarding the portfolio holdings of the Funds is available in the Statement of Additional Information (see "Disclosure of Information Regarding Portfolio Holdings" in the Statement of Additional Information).

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code for its future taxable years so long as such qualification is in the best interests of shareholders. If a Fund so qualifies, it will not pay federal income tax on the income and capital gain that it distributes to its shareholders.

The Trust intends to distribute all of the net investment income and net capital gains, if any, of the Funds to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends or distributions are received in cash or as additional shares. Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. It is not anticipated that any Fund's distributions will be treated as "qualified dividend income" eligible for reduced rates of federal income taxation when received by non-corporate shareholders.

Redemptions and exchanges of Fund shares are treated as sales and are subject to federal income taxation.

Dividends and distributions may be subject to state and local taxes. Depending on your state's tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

Information on the federal income tax status of dividends and distributions is provided annually.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Prospective shareholders of a Fund should consult with their own tax advisers concerning the effect of owning shares of such Fund in light of their particular tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share outstanding throughout each year. The total returns in the tables represent the rate that an investor would have earned on an investment in a particular fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available upon request.

MONEY MARKET FUND, CLASS I SHARES
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.0264      0.0104      0.0096      0.0152      0.0441
  Net realized losses from investments................         --(a)       --          --          --          --
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.0264      0.0104      0.0096      0.0152      0.0441
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income:......................    (0.0264)    (0.0104)    (0.0096)    (0.0152)    (0.0441)
Change in net asset value.............................         --          --          --          --          --
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         ========    ========    ========    ========    ========
Total return..........................................      2.68%       1.04%       0.97%       1.54%       4.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $ 81,311    $ 31,883    $ 40,737    $ 30,571    $ 45,491
  Ratio of expenses to average net assets.............      0.17%       0.11%       0.18%       0.26%       0.30%
  Ratio of net investment income to average net
     assets...........................................      2.84%       1.04%       0.96%       1.53%       4.31%
  Ratio of expenses to average net assets*............      0.42%       0.41%       0.39%       0.41%       0.45%
-----------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a) Net realized losses per share were less than $0.00005.

ULTRA SHORT MORTGAGE FUND
--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------------------
                                                   2005          2004          2003          2002        2001(A)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...........   $     9.83    $     9.88    $     9.95    $     9.97    $     9.86
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................       0.2706        0.1824        0.1778        0.2947        0.5319
  Net realized and unrealized gain (loss)
     from investments........................      (0.0930)      (0.0070)      (0.0230)       0.0124        0.1386
                                                ----------    ----------    ----------    ----------    ----------
       Total from investment operations......       0.1776        0.1754        0.1548        0.3071        0.6705
                                                ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income..............      (0.3176)      (0.2254)      (0.2248)      (0.3271)      (0.5605)
                                                ----------    ----------    ----------    ----------    ----------
Change in net asset value....................        (0.14)        (0.05)        (0.07)        (0.02)         0.11
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of year.................   $     9.69    $     9.83    $     9.88    $     9.95    $     9.97
                                                ==========    ==========    ==========    ==========    ==========
Total return.................................        1.83%         1.79%         1.57%         3.13%         6.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's).........   $2,674,298    $3,317,024    $4,596,939    $3,389,975    $2,064,844
  Ratio of expenses to average net assets....        0.46%         0.44%         0.44%         0.45%         0.49%
  Ratio of net investment income to average
     net assets..............................        2.80%         1.92%         1.72%         2.91%         5.37%
  Ratio of expenses to average net assets*...        0.76%         0.72%         0.71%         0.75%         0.79%
  Portfolio turnover rate....................          63%           50%          117%          107%           72%
------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net investment income is based on average shares outstanding through the period.

ULTRA SHORT FUND
--------------------------------------------------------------------------------

                                                                                                     NOVEMBER 14,
                                                                                                      2001(A) TO
                                                                 2005        2004        2003      OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.........................    $   9.87    $   9.92    $   9.95        $  10.00
                                                               --------    --------    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................................      0.2909      0.1985      0.1601          0.2204
  Net realized and unrealized gains on investments.........     (0.0832)    (0.0217)     0.0242          0.0058
                                                               --------    --------    --------        --------
       Total from investment operations....................      0.2077      0.1768      0.1843          0.2262
                                                               --------    --------    --------        --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income............................     (0.3377)    (0.2268)    (0.2143)        (0.2762)
                                                               --------    --------    --------        --------
Change in net asset value..................................       (0.13)      (0.05)      (0.03)          (0.05)
                                                               --------    --------    --------        --------
Net asset value, end of period.............................    $   9.74    $   9.87    $   9.92        $   9.95
                                                               ========    ========    ========        ========
Total return...............................................       2.14%       1.80%       1.87%           2.29%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's).....................    $231,797    $291,349    $251,668        $287,116
  Ratio of expenses to average net assets..................       0.49%       0.47%       0.47%           0.50%(c)
  Ratio of net investment income to average net assets.....       2.99%       2.00%       1.66%           2.11%(c)
  Ratio of expenses to average net assets*.................       0.79%       0.77%       0.77%           0.80%(c)
  Portfolio turnover rate..................................         36%        118%        126%            127%(b)
-------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.

SHORT U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $  10.61    $  10.68    $  10.78    $  10.75    $  10.34
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.3421      0.2640      0.2738      0.3512      0.5652
  Net realized and unrealized gain (loss) from
     investments......................................    (0.2035)    (0.0415)    (0.0686)     0.0674      0.4086
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.1386      0.2225      0.2052      0.4186      0.9738
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.3786)    (0.2925)    (0.3052)    (0.3886)    (0.5638)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................      (0.24)      (0.07)      (0.10)       0.03        0.41
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $  10.37    $  10.61    $  10.68    $  10.78    $  10.75
                                                         ========    ========    ========    ========    ========
Total return..........................................      1.33%       2.11%       1.92%       3.98%       9.66%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $156.322    $153,252    $232,605    $162,170    $191,632
  Ratio of expenses to average net assets.............      0.50%       0.48%       0.47%       0.49%       0.51%
  Ratio of net investment income to average net
     assets...........................................      3.24%       2.50%       2.47%       3.35%       5.25%
  Portfolio turnover rate.............................        95%        152%         72%         75%         54%
-----------------------------------------------------------------------------------------------------------------

INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $   9.57    $   9.62    $   9.79    $   9.83    $   9.33
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.3792      0.2892      0.2525      0.4155      0.5675
  Net realized and unrealized gain (loss) from
     investments......................................    (0.2778)    (0.0233)    (0.1156)    (0.0213)     0.4861
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.1014      0.2659      0.1369      0.3942      1.0536
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.3914)    (0.3159)    (0.3069)    (0.4342)    (0.5536)
Change in net asset value.............................      (0.29)      (0.05)      (0.17)      (0.04)       0.50
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $   9.28    $   9.57    $   9.62    $   9.79    $   9.83
                                                         ========    ========    ========    ========    ========
Total return..........................................      1.07%       2.81%       1.41%       4.13%      11.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $277,961    $298,308    $347,858    $240,645    $204,891
  Ratio of expenses to average net assets.............      0.48%       0.47%       0.47%       0.47%       0.50%
  Ratio of net investment income to average net
     assets...........................................      4.02%       3.02%       2.52%       4.28%       5.74%
  Ratio of expenses to average net assets*............      0.58%       0.57%       0.57%       0.57%       0.60%
  Portfolio turnover rate.............................        95%        148%         98%         54%         47%
-----------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

U.S. GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $  10.59    $  10.56    $  10.77    $  10.83    $  10.27
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.4855      0.3875      0.3689      0.5116      0.6381
  Net realized and unrealized gain (loss) from
     investments......................................    (0.3880)     0.0795     (0.1511)    (0.0377)     0.5590
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.0975      0.4670      0.2178      0.4739      1.1971
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income:......................    (0.4975)    (0.4370)    (0.4278)    (0.5339)    (0.6371)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................      (0.40)       0.03       (0.21)      (0.06)       0.56
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $  10.19    $  10.59    $  10.56    $  10.77    $  10.83
                                                         ========    ========    ========    ========    ========
Total return..........................................      0.92%       4.52%       2.04%       4.54%      11.99%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $166,048    $166,868    $204,566    $ 94,154    $105,713
  Ratio of expenses to average net assets.............      0.48%       0.47%       0.47%       0.47%       0.50%
  Ratio of net investment income to average net
     assets...........................................      4.66%       3.70%       3.39%       4.80%       6.09%
  Portfolio turnover rate.............................        71%        171%        102%         82%         86%
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER REFERENCE INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

TRUSTEES AND OFFICERS
Rodger D. Shay
Trustee and Chairman

Gerald J. Levy
Trustee and Vice Chairman

Richard M. Amis
Trustee

David F. Holland
Trustee

William A. McKenna, Jr.
Trustee

Christopher M. Owen
Trustee

Maria F. Ramirez
Trustee

Rodger D. Shay, Jr.
Trustee and President

Edward E. Sammons, Jr.
Vice President

Robert T. Podraza
Vice President and Assistant Treasurer

Trent M. Statczar
Treasurer

Daniel K. Ellenwood
Secretary

Frederick J. Schmidt
Chief Compliance Officer

Additional information about the Funds may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the performance of the Funds, except the Money Market Fund, during the last fiscal year, as well as a listing of the Funds' portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Suite 2810
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Funds or to make shareholder inquiries, call 1-800-527-3713.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:     Asset Management Fund     811-03541

            ASSET MANAGEMENT FUND, SHAY FINANCIAL SERVICES, INC. AND
                          SHAY ASSETS MANAGEMENT, INC.

                           Privacy Policy & Practices
Asset Management Fund ("AMF"), Shay Financial Services, Inc. and Shay Assets Management, Inc. ("Shay") recognize and respect the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

COLLECTION OF CUSTOMER INFORMATION:
--------------------------------------------------------------------------------

We collect nonpublic personal information about our shareholders from the following sources:
- Account Applications, shareholder profiles and other forms, which may include a shareholder's name, address, social security number, and information about a shareholder's investment goals and risk tolerance
- Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder's account
- Correspondence, written, telephonic or electronic between a shareholder and AMF or Shay

DISCLOSURE OF CUSTOMER INFORMATION:
--------------------------------------------------------------------------------

We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund or Shay other than:
- to effect or administer transactions at your request
- as permitted or required by law or regulation--for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process
Shay may disclose any of the shareholder information it collects to its affiliates that are engaged in a variety of financial services businesses, both in connection with the servicing of customer accounts and to inform clients of financial products and services that might be of interest.

SECURITY OF CUSTOMER INFORMATION:
--------------------------------------------------------------------------------

We have physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund. Shay may restrict access to client nonpublic personal information by, among other things, password-protecting electronic information, having such information in a designated location that is not accessible to all employees, or otherwise segregating such information.

(ASSET MANAGEMENT FUND LOGO)   Asset Management Fund

230 W. Monroe Street, Suite 2810, Chicago, IL 60606  o  1-800-527-3713  o  www.amffunds.com

                              ASSET MANAGEMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2006


                                MONEY MARKET FUND
                            ULTRA SHORT MORTGAGE FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                          U.S. GOVERNMENT MORTGAGE FUND


           230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606


         The Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund ("Short U.S. Fund"), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (each, a "Fund" and collectively, the "Funds") are each a portfolio of Asset Management Fund (the "Trust"), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust's other series.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectuses, dated March 1, 2006 (the "Prospectuses"), a copy of which may be obtained from the Trust at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

         The financial statements, notes and report of the Trust's independent registered public accounting firm pertaining to these funds which appear in the Trust's 2005 Annual Report to Shareholders are incorporated herein by reference. The Trust's 2005 Annual Report is available, without charge, upon request by calling 1-800-527-3713.

                                TABLE OF CONTENTS

                                                                            PAGE


Trust History..................................................................1
The Funds' Objectives and Investment Policies..................................1
Investment Restrictions.......................................................12
Purchase and Redemption of Shares.............................................18
Management of the Trust.......................................................18
Investment Adviser............................................................27
Distributor...................................................................31
Fund Services.................................................................34
Custodian.....................................................................35
Determination of Net Asset Value..............................................35
Certain Federal Income Tax Matters............................................36
Fund Transactions.............................................................39
Disclosure of Information Regarding Portfolio Holdings........................39
Organization and Description of Shares........................................40
Counsel and Independent Registered Public Accounting Firm.....................41
General Information...........................................................41
Financial Statements..........................................................42
Appendix A...................................................................A-1

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectuses shall have the meanings defined in the Prospectuses. The term Mortgage Securities Funds refers to the Ultra Short Mortgage Fund (which prior to August 10, 2005 was called the Adjustable Rate Mortgage (ARM) Fund), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund.

                                  TRUST HISTORY

         The Trust is a Delaware statutory trust operating under an Amended and Restated Declaration of Trust dated January 31, 2006. The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds are diversified.

                  THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES

         Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectuses, each Fund, except the Ultra Short Fund, limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectuses, together with the following, as long as principal and interest on such investments are not in default:

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, under which it may acquire obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. If the seller defaults on its obligation to repurchase from the Fund the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund will always receive as collateral U.S. Government securities or other securities that are not subject to any investment limitation on the part of national banks whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust's custodian. No Fund will enter into any repurchase agreements maturing in more than 60 days.

         FDIC INSURED INSTITUTIONS. Although each Fund's investment in certificates of deposit and other time deposits in an FDIC insured institution is insured to the extent of $100,000 by the FDIC, the Fund may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

         The Money Market Fund will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, may be purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), or (iii) if rated only by one NRSRO has a short-term debt obligation rating in the highest category by that NRSRO, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser.

         The Funds (except the Money Market Fund) will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by an NRSRO, or (ii) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees. If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

         RELATIVE STABILITY OF PRINCIPAL. The Money Market Fund seeks to maintain its net asset value per share at $1.00 (although there is no assurance that the Money Market Fund will be able to do so on a continuous basis). The net asset value per share of the other Funds fluctuates. It is expected that over the long term the volatility of the other Funds will be low in relation to longer-term bond funds; however, there may be a loss of principal.

         ILLIQUID SECURITIES. Each Fund may invest up to 15% (except that the Money Market Fund is limited to 10%) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and for the Ultra Short Fund certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Prepayments of mortgage-backed securities will cause a Fund to have an increased portfolio turnover rate.

         TEMPORARY DEFENSIVE STRATEGIES. For temporary or defensive purposes, each Fund, except the Money Market Fund, may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

         U.S. GOVERNMENT OR AGENCY SECURITIES. Each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan

Bank, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         WHEN-ISSUED, DELAYED-DELIVERY AND TO BE ANNOUNCED SECURITIES. Each Fund, except the Money Market Fund, may purchase when-issued, delayed-delivery and to be announced ("TBA") securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time each Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security it purchased. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust's custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations. Whenever a Fund is required to segregate assets, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute segregated assets.


         VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

         The Ultra Short Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The floater's coupon is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

         INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income, even though investors do not receive their principal until maturity.

         CORPORATE DEBT SECURITIES. The Ultra Short Fund's investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Ultra Short Fund will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer. Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.

         MUNICIPAL BONDS. The Ultra Short Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. The municipal bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

         Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in the Investment Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal bonds in the same manner.

         HEDGING STRATEGIES. The Ultra Short Fund may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Fund will succeed.

         Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

         (i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

         (ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

         (iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

         (iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

         (v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

         Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund's use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as open-end and closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers.

         Subject to the restrictions and limitations of the 1940 Act, the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

         COVERED SHORT SALES. The Ultra Short Fund may make covered short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A "short sale" is the sale by the Fund of a security that has been borrowed from a broker or other institution on the expectation that the market price will drop. If the price of the security drops, the Fund may replace the security sold short by purchasing the security in the open market at a lower price than at which it sold the security, resulting in a gain. If the price of the security rises, the Fund may have to replace the security by purchasing the security in the open market at a higher price than at which it sold the security, resulting in a loss. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) instructs the custodian to segregate cash, U.S. Government securities, or other liquid securities in an amount equal to the market value of the securities sold short. Whenever a Fund is required to segregated assets, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute segregated assets.

         The Fund may have to pay a fee to borrow the securities sold short and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In addition, the successful use of covered short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         LOANS OF PORTFOLIO SECURITIES. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

MORTGAGE SECURITIES

         MORTGAGE-RELATED SECURITIES. Most mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         Mortgage-related securities may be classified into the following principal categories, according to the issuer or guarantor:

                  Government mortgage-related securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include FNMA and FHLMC. FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

                  Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Each Fund may invest in private mortgage-related securities; provided, however, that all Funds, except the Ultra Short Fund, may invest only in private mortgage-related securities rated in one of the two highest rating categories by an NRSRO. If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to private mortgage-related securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Mortgage Securities Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Mortgage Securities Fund may only invest in private mortgage-related securities to the extent the private mortgage-related securities are entitled to a 20% risk weighting under the capital adequacy guidelines of the Office of Thrift Supervision ("OTS") and Office of the Comptroller of the Currency ("OCC").

         Commercial mortgage-backed securities, in which only the Ultra Short Fund may invest, include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

         If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

         ADJUSTABLE RATE MORTGAGE SECURITIES. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities ("ARMS") in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund's net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund's investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

         In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

         The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

         All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

         MORTGAGE DOLLAR ROLLS. The Ultra Short Fund may enter into mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells a mortgage-backed security to a broker or other financial institution and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

           Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

         CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as REMICs typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Funds will not invest in any class with residual characteristics. In addition, each Fund limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by an NRSRO. If a CMO or REMIC is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

         PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under "General Information" in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund's shareholders.

         Each Fund (except the Ultra Short Fund) shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

         Each Fund may not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (2) Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an "underwriter" in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

         (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

         The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

         (1) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

         The Money Market Fund and Short U.S. Government Fund each may not:

         (1) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph.

         (2) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (3) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Ultra Short Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         The Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Fund each may not:

         (1) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         The Ultra Short Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made.

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Intermediate Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         The U.S. Government Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

NON-FUNDAMENTAL POLICIES

         The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust's Board of Trustees without shareholder approval.

         The Funds have the following non-fundamental policies:

         All Funds each:

         (1) May not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         All the Funds except the Ultra Short Fund each:

         (1) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

         (2) Limit investments in bankers' acceptances to bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

         (3) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority.

         (4) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

         The Money Market Fund and Short U.S. Government Fund each:

         (1) May not invest in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         The Ultra Short Fund:

         (1) May not invest in foreign securities that are not U.S. dollar denominated.

         (2) May only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities. In addition, the Fund may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

         The Short U.S. Government Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The Ultra Short Mortgage Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund each:

         (1) Each Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

         The Ultra Short Mortgage Fund:

         (1) May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.




         The Ultra Short Mortgage Fund and Intermediate Mortgage Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The U.S. Government Mortgage Fund:

         (1) May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         (3) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds' behalf.

         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor's account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund's shares.

         The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings (i.e., New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Fund's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS

         Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. The fund complex consists of the six Funds currently offered by the Trust and the AMF Large Cap Equity Institutional Fund, Inc.

                                   POSITION(s) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(s) DURING PAST        PORTFOLIOS IN
                                      SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
    NAME, AGE AND ADDRESS           TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
---------------------------     ---------------------   ---------------------------------------      --------------
INDEPENDENT TRUSTEES
Richard M. Amis                 Trustee since 1997.     President, First Federal Community Bank            6
Age:  55                        Indefinite Term of      since 1984; Director, First Financial
630 Clarksville Street          Office                  Trust Company since 1993; and Chairman,
Paris, TX  75460                                        Texas Savings and Community Bankers
                                                        Association from 1997 to 1998.

David F. Holland                Trustee since 1993      Retired; Chairman of the Board, Chief              6
Age:  64                        and from 1988 to        Executive Officer and President,
17 Ledgewood Circle             1989. Indefinite Term   BostonFed Bancorp Inc. from 1995 to
Topsfield, MA  01983            of Office               2005; Chairman of the Board from 1989
                                                        to 2005 and Chief Executive Officer from
                                                        1986 to 2005, Boston Federal Savings Bank;
                                                        Consultant, TD Banknorth since 2005; Director, TD
                                                        Banknorth -- Massachusetts since 2005.

Gerald J. Levy                  Vice Chairman of the    Chairman since 1984 and Director since             6
Age:  73                        Board since 1997 and    1963, Guaranty Bank (from 1959 to 1984,
4000 W. Brown Deer Road         Trustee since 1982.     he held a series of officer's
Milwaukee, WI  53209            Indefinite Term of      positions, including President);
                                Office                  Chairman, United States League of
                                                        Savings Institutions in 1986; Director,
                                                        FISERV, Inc. since 1986; Director,
                                                        Republic Mortgage Insurance Company
                                                        since 1995; Director, Guaranty
                                                        Financial since 1992; Director, Federal
                                                        Asset Disposition Association from 1986
                                                        to 1989; Director and Vice Chairman,
                                                        Federal Home Loan Bank of Chicago since
                                                        2005 and from 1978 to 1982; and Member
                                                        of Advisory Committee, Federal Home
                                                        Loan Mortgage Corporation and Federal
                                                        National Mortgage Corporation from 1986
                                                        to 1987.

                                   POSITION(s) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(s) DURING PAST        PORTFOLIOS IN
                                      SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
    NAME, AGE AND ADDRESS           TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
---------------------------     ---------------------   ---------------------------------------      --------------
William A. McKenna, Jr.         Trustee since 2002.     Chairman Emeritus and Trustee since                7
Age:  69                        Indefinite Term of      2004, Chairman of the Board and Chief
71-02 Forest Avenue             Office                  Executive Officer from 1992 to 2004 and
Ridgewood, NY 11385                                     President from 1985 to 2001, Ridgewood
                                                        Savings Bank; Director, RSGroup Trust
                                                        Company since 2004; Director,
                                                        Retirement System Group, Inc. since
                                                        1998; Trustee, Irish Educational
                                                        Development Foundation, Inc. since
                                                        2003; Trustee, The Catholic University
                                                        of America since 2002; Trustee, RSI
                                                        Retirement Trust since 1998; Trustee,
                                                        St. Joseph's College since 1987;
                                                        Director, St. Vincent's Services since
                                                        1986; Director, Boys Hope Girls Hope
                                                        since 1979; Director, Calvary Hospital
                                                        Fund since 2000; Director, St. Aloysius
                                                        School since 2004; Director, American
                                                        Institute of Certified Public
                                                        Accountants since 2004; Director, AMF
                                                        Large Cap Equity Institutional Fund,
                                                        Inc. since 1989; and Director, M.S.B.
                                                        Fund, Inc. from 1988 to 2003.

Christopher M. Owen             Trustee since 2005.     President and Chief Executive Officer              6
Age:  58                        Indefinite Term of      since 1995 and Chief Financial Officer
5615 Chesbro Avenue             Office                  and Senior Vice President of Operations
San Jose, CA 95123                                      from 1991 to 1995, Meriwest Credit
                                                        Union; Director, Meriwest Mortgage, LLC
                                                        since 1993; Vice President, Manager --
                                                        Financial Markets Group, Westpac Banking
                                                        Corporation from 1983 to 1991.

Maria F. Ramirez                Trustee since 2005.     President and Chief Executive Officer,             6
Age:  58                        Indefinite Term of      Maria Fiorini Ramirez, Inc. (global
One Liberty Plaza               Office                  economic and financial consulting firm)
46th Floor                                              since 1992; Director, Independence
New York, NY 10006                                      Community Bank since 2000; Director,
                                                        Statewide Savings Bank, SLA from 1989 to 2000;
                                                        Director, Schroder Hedge Funds Bermuda since
                                                        January 2004; Trustee, Pace University since
                                                        2000 and Member of Pace's Lubin School of
                                                        Business Advisory Board since 1997; Trustee,
                                                        Notre Dame High School since 2001; and Trustee,
                                                        Big Brother and Big Sister N.J. since 2003.

                                   POSITION(s) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(s) DURING PAST        PORTFOLIOS IN
                                      SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
    NAME, AGE AND ADDRESS           TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
---------------------------     ---------------------   ---------------------------------------      --------------
INTERESTED TRUSTEES AND OFFICERS
Rodger D. Shay *+               Chairman of the Board   Chairman and Director, Shay Investment             6
Age:  69                        since 1997, Trustee     Services, Inc. and Shay Financial
1000 Brickell Avenue            since 1993 and          Services, Inc. since 1997; Director,
Miami, FL  33131                Trustee from 1985 to    Shay Assets Management, Inc. since 1997
                                1990.  Indefinite       and Chairman from 1997 to 2005;
                                Term of Office          President, Chief Executive Officer and
                                                        Member of the Managing Board, Shay
                                                        Assets Management Co. from 1990 to
                                                        1997; Director, Horizon Bank, FSB since
                                                        1999 and Chairman from 1999 to 2002;
                                                        President, U.S. League Securities, Inc.
                                                        from 1986 to 1992 and Director from
                                                        1986 to 1991; Vice President and
                                                        Assistant Secretary, AMF Large Cap
                                                        Equity Institutional Fund, Inc. since
                                                        1995; Vice President, M.S.B. Fund, Inc.
                                                        from 1995 to 2003 and Director from
                                                        2001 to 2003; Director, First Home
                                                        Savings Bank, S.L.A. from 1990 to 1998;
                                                        President, Bolton Shay and Company and
                                                        Director and officer of its affiliates
                                                        from 1981 to 1985; and employed by
                                                        certain subsidiaries of Merrill Lynch &
                                                        Co. from 1955 to 1981 (where he served
                                                        in various executive positions
                                                        including Chairman of the Board,
                                                        Merrill Lynch Government Securities,
                                                        Inc.; and Managing Director, Debt
                                                        Trading Division of Merrill Lynch,
                                                        Pierce, Fenner & Smith Inc.).

----------------------

* This Trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

+ Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

                                   POSITION(s) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(s) DURING PAST        PORTFOLIOS IN
                                      SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
    NAME, AGE AND ADDRESS           TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
---------------------------     ---------------------   ---------------------------------------      --------------
Rodger D. Shay, Jr.*+           Trustee since 2002.     President and Chief Executive Officer,             6
Age:  46                        Indefinite Term of      Shay Financial Services, Inc. since
230 West Monroe Street          Office                  1997; President, Shay Assets
Suite 2810                                              Management, Inc. since 2005 and Senior
Chicago, IL  60606              President since         Vice President from 1997 to 2005;
                                2005.  Term of Office   Director, Family Financial Holdings,
                                Expires 2006            LLC since 2000; Director, First
                                                        Financial Bank and Trust since 2003; and
                                                        Director, First Federal Savings and Loan of
                                                        Memphis from 1989 to 1991.

Edward E. Sammons, Jr.          Vice President since    Chairman, Shay Assets Management, Inc.             7
Age:  66                        2005.                   since 2005 and President from 1997 to
230 West Monroe Street          Term of Office          2005; Executive Vice President and
Suite 2810                      Expires 2006            Member of the Managing Board, Shay
Chicago, IL  60606                                      Assets Management Co. from 1990 to
                                                        1997; Executive Vice President and
                                                        Member of the Managing Board, Shay
                                                        Financial Services, Co. from 1990 to
                                                        1997; Vice President and Secretary, AMF
                                                        Large Cap Equity Institutional Fund,
                                                        Inc. since 1995; and Vice President and
                                                        Secretary, M.S.B. Fund, Inc. from 1995
                                                        to 2003.

Robert T. Podraza               Vice President and      Vice President, Shay Investment                    6
Age:  61                        Assistant Treasurer     Services, Inc. since 1990; Vice
1000 Brickell Avenue            since 1998.             President and Chief Compliance Officer,
Miami, FL 33131                 Term of Office          Shay Financial Services, Inc. since
                                Expires 2006            1990 and 1997, respectively; Vice
                                                        President since 1990 and Chief
                                                        Compliance Officer from 1997 to 2004,
                                                        Shay Assets Management, Inc.; Chief
                                                        Compliance Officer, Shay Financial
                                                        Services Co. and Shay Assets Management
                                                        Co. from 1989 to 1997; and Director,
                                                        National Society of Compliance
                                                        Professionals from 1996 to 1999.


----------------------
* This Trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

+ Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

                                   POSITION(s) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(s) DURING PAST        PORTFOLIOS IN
                                      SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
    NAME, AGE AND ADDRESS           TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
---------------------------     ---------------------   ---------------------------------------      --------------
Trent M. Statczar               Treasurer since 2002.   Financial Services Vice President,                 7
Age:  34                        Term of Office          BISYS Investment Services since 2003;
3435 Stelzer Road               Expires 2006            Financial Services Director, BISYS
Columbus, OH  43219                                     Investment Services from 2000 to 2003;
                                                        Financial Services Manager, BISYS
                                                        Investment Services from 1998 to 2000; Financial
                                                        Services Associate Manager, BISYS
                                                        Investment Services from 1997 to 1998; Treasurer,
                                                        AMF Large Cap Equity Institutional Fund, Inc.
                                                        since 2002.

Daniel K. Ellenwood             Secretary since 1998.   Chief Compliance Officer since 2004,               6
Age:  36                        Term of Office          Operations/Compliance Officer from 2003
230 West Monroe Street          Expires 2006            to 2004, Operations Manager from 1997
Suite 2810                                              to 2003, Shay Assets Management, Inc.;
Chicago, IL  60606                                      Compliance Analyst, Shay Financial
                                                        Services, Inc. since 1996.

Frederick J. Schmidt            Chief Compliance        Senior Vice President and Chief                    7
Age:  46                        Officer since 2004.     Compliance Officer, CCO Services of
90 Park Avenue                  Term of Office          BISYS Fund Services since 2004; Chief
10th Floor                      Expires 2006            Compliance Officer of four other
New York, NY  10016                                     investment companies or fund complexes
                                                        that CCO Services of BISYS Fund Services
                                                        provides compliance services since 2004;
                                                        President, FJS Associates (regulatory
                                                        consulting firm) from 2002 to 2004; Vice
                                                        President, Credit Agricole Asset
                                                        Management, U.S. from 1987 to 2002.

Christine A. Cwik               Assistant Secretary     Executive Secretary, Shay Assets                   6
Age:  56                        since 1999.             Management, Inc. since 1999; Executive
230 West Monroe Street          Term of Office          Secretary, Shay Investment Services,
Suite 2810                      Expires 2006            Inc. from 1997 to 1999; Executive
Chicago, IL  60606                                      Secretary, Chicago Bonding from 1991 to
                                                        1997.

Alaina V. Metz                  Assistant Secretary     Vice President, BISYS Fund Services                7
Age:  38                        since 1999 and          since 2002; Chief Administrative
3435 Stelzer Road               Assistant Treasurer     Officer, BISYS Fund Services from 1995
Columbus, OH  43219             since 2002.             to 2002; Assistant Secretary and
                                Term of Office          Assistant Treasurer, AMF Large Cap
                                Expires 2006            Equity Institutional Fund, Inc. since
                                                        1999 and 2002, respectively.

         The following table sets forth the compensation earned by Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2005:

                                                            PENSION OR            ESTIMATED
                                                            RETIREMENT              ANNUAL               TOTAL
                                    AGGREGATE            BENEFITS ACCRUED          BENEFITS           COMPENSATION
                                COMPENSATION FROM        AS PART OF TRUST            UPON            FROM TRUST AND
          TRUSTEE                   THE TRUST                EXPENSES             RETIREMENT          FUND COMPLEX
-------------------------       ------------------       ----------------         ----------         --------------
INDEPENDENT TRUSTEES
Richard M. Amis                     $ 26,000(1)                  $ 0                 $ 0                $ 26,000
David F. Holland                      26,000(1)                    0                   0                  26,000
Gerald J. Levy                        26,000(1)                    0                   0                  26,000
William A. McKenna, Jr.               26,000(1)                    0                   0                  40,250(2)
Christopher M. Owen                   16,000(3)                    0(3)                0(3)               16,000(3)
Maria F. Ramirez                      15,500(3)                    0(3)                0(3)               15,500(3)

INTERESTED TRUSTEES
Rodger D. Shay                             0                       0                   0                       0
Rodger D. Shay, Jr.                        0                       0                   0                       0

------------------

(1) Includes compensation for two telephonic special meetings and one in-person Nominating and Governance Committee meeting held during the fiscal year ended October 31, 2004.

(2) Includes compensation of $14,250 received by Mr. McKenna as a director of AMF Large Cap Equity Institutional Fund, Inc.

(3) Mr. Owen and Ms. Ramirez were elected to the Board of Trustees on April 25, 2005.

         The Independent Trustees receive an annual retainer of $10,000. The board and committee meeting attendance fee is $1,500 for each in-person meeting and $500 for each telephonic meeting. During the Trust's last fiscal year, the Board held four regular in-person meetings and two telephonic special meetings.

         The Board of Trustees has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held two in-person meetings and one special telephonic meeting during the Trust's last fiscal year. The Nominating and Governance Committee held two in-person meetings during the Trust's last fiscal year.

         The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez.

         The Nominating and Governance Committee is responsible for selection and nomination for election or appointment to the Board of the Independent Trustees. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions and other correspondence should be sent in writing to Daniel K. Ellenwood, Secretary, Asset Management Fund, 230
W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Richard M. Amis, Chair, David F. Holland, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez.

         The Valuation Committee, along with the President of the Investment Adviser, are responsible under the Trust's Pricing Procedures for reviewing and considering valuation recommendations by management for securities for which market quotations are not available or that a portfolio manager believes are being significantly mispriced by an independent pricing service. The members of the Valuation Committee are Rodger D. Shay, Jr. and Maria F. Ramirez.

         The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005:

                                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AGGREGATE DOLLAR
                                                                                                               RANGE OF EQUITY
                                                                                                              SECURITIES IN ALL
                                                                                                                  REGISTERED
                                                                                                                  INVESTMENT
                                                                                                                   COMPANIES
                                         ULTRA                                                   U.S.             OVERSEEN BY
                            MONEY        SHORT         ULTRA      SHORT        INTERMEDIATE   GOVERNMENT       TRUSTEE IN FAMILY
                            MARKET      MORTGAGE       SHORT       U.S.          MORTGAGE      MORTGAGE          OF INVESTMENT
        TRUSTEE              FUND         FUND         FUND        FUND            FUND          FUND              COMPANIES
---------------------      -------      ---------     -------    ---------     ------------   ----------    ---------------------
INDEPENDENT TRUSTEES
                              over        over                      over
Richard M. Amis........   $100,000(1)  $100,000(1)      $0       $100,000(1)        $0             $0             over $100,00

                                        10,001 --
David F. Holland.......        0          50,000         0            0              0              0           10,001 -- 50,000

                                                        over
Gerald J. Levy.........        0            0         100,000(2)      0              0              0             over 100,00

                                        10,001 --
William A. McKenna.....        0          50,000         0            0              0              0           10,001 -- 50,000

                                          over
Christopher M. Owen....        0        100,000(3)       0            0              0              0             over 100,000


Maria F. Ramirez.......        0            0            0            0              0              0                  0


INTERESTED TRUSTEES

Rodger D. Shay.........        0            0            0       over 100,000        0              0             over 100,000

                                          over
Rodger D. Shay, Jr.....    1-10,000      100,000         0            0              0              0             over 100,000

------------------
(1) Mr. Amis had through an institution he serves as an officer shared voting and investment power over 179,506.030 Class I shares of the Money Market Fund, 1,454,503.603 shares of the Ultra Short Mortgage Fund and 255,667.128 shares of the Short U.S. Fund and disclaims beneficial ownership of those shares.

(2) Mr. Levy had through an institution he serves as an officer shared voting and investment power over 100,000 shares of the Ultra Short Fund and disclaims beneficial ownership of those shares.

(3) Mr. Owen had through an institution he serves as an officer shared voting and investment power over 1,854,052.742 shares of the Ultra Short Mortgage Fund and disclaims beneficial ownership of those shares.


         As of February 15, 2006, the officers and Trustees of the Trust as a group directly owned less than 1% of the shares of each Fund (including each class of the Money Market Fund). As of December 31, 2005, institutions owned by Shay Investment Services, Inc., a closely held corporation majority owned by Messrs. Shay and Shay, Jr., held 457,601.060 Class I shares of the Money Market Fund, 555,615.39 Class D shares of the Money Market Fund, 600,817.132 shares of the Ultra Short Mortgage Fund, 79,568.778 shares of the Ultra Short Fund and 14,869.888 shares of the Short U.S. Fund. Messrs. Shay and Shay, Jr. do not have voting and/or investment power over those shares.

         No Independent Trustee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

         The following table provides certain information at February 15, 2006 with respect to persons known to the Trust to be beneficial and record owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

                                                                                              PERCENT OF FUND'S
                                                                                                 OUTSTANDING
   NAME AND ADDRESS OF BENEFICIAL OWNER              FUND             NUMBER OF SHARES          COMMON SHARES
-----------------------------------------     --------------------    ----------------        -----------------
East Cambridge Savings Bank                   Money Market Fund --      13,201,000.000              14.31%
Cambridge, MA  02141                                Class I

Mesirow Financial, Inc.                       Money Market Fund --      11,424,348.220              12.39%
Chicago, IL  60610                                  Class I

Institution for Savings in Newburyport        Money Market Fund --       7,597,186.520               8.24%
Newburyport, MA  01950                              Class I

Parke Bank                                    Money Market Fund --       5,981,892.200               6.49%
Sewell, NJ  08080                                   Class I

ESB Securities Corp.                          Money Market Fund --       5,168,101.980               5.60%
Easthampton, MA  01027                              Class I

Athol Savings Bank Securities Corp.           Money Market Fund --       4,634,768.980               5.02%
Athol, MA  01331                                    Class I

The Citizens Bank FBO                         Money Market Fund --       9,816,762.810              47.53%
Philadelphia, MS  39350                             Class D

BISYS Fund Services Inc.                      Money Market Fund --       9,179,227.740              44.44%
FBO Total Plus Sweep Customers                      Class D
Columbus, OH  43219

Watertown Savings Bank                          Ultra Short Fund         7,017,850.065              29.77%
Watertown, MA  02472

Franklin Federal Savings and Loan Ass'n         Short U.S. Fund          1,556,422.142              10.61%
Glen Allen, VA  23060

Flushing Savings Bank FSB                       Short U.S. Fund          1,072,499.493               7.31%
Flushing, NY  11354

El Dorado Savings Bank                          Short U.S. Fund            936,680.768               6.39%
Placerville, CA  95667

                                                                                              PERCENT OF FUND'S
                                                                                                 OUTSTANDING
   NAME AND ADDRESS OF BENEFICIAL OWNER              FUND             NUMBER OF SHARES          COMMON SHARES
-----------------------------------------     --------------------    ----------------        -----------------
First Carolina Corporate Credit Union           Short U.S. Fund            925,917.691               6.31%
Greensboro, NC  27419

First Federal Savings & Loan Assoc. of          Short U.S. Fund            877,376.971               5.98%
Lincolnton
Lincolnton, NC  28092

Umpqua Bank                                  Intermediate Mortgage       4,076,001.587              13.69%
Roseburg, OR  97470                                   Fund

BankUnited FSB                               Intermediate Mortgage       3,001,474.665              10.08%
Miami Lakes, FL  33016                                Fund

Northwest Savings Bank                       Intermediate Mortgage       2,251,921.882               7.56%
Warren, PA  16365                                     Fund

The Citizens Bank                            Intermediate Mortgage       2,048,663.512               6.88%
Farmington, NM  87401                                 Fund

First Carolina Corporate Credit Union        Intermediate Mortgage       2,048,131.616               6.88%
Greensboro, NC  27419                                 Fund

Polonia Bank                                 Intermediate Mortgage       1,863,301.457               6.26%
Huntingdon Valley, PA  19006                          Fund

BankUnited FSB                                  U.S. Government          3,649,614.483              22.21%
Miami Lakes, FL  33016                           Mortgage Fund

Baltimore County Savings Bank                   U.S. Government          2,108,256.725              12.83%
Baltimore, MD  21236                             Mortgage Fund

First Federal Bank FSB                          U.S. Government          1,784,836.793              10.86%
Colchester, IL  62326                            Mortgage Fund

Canton Institution for Savings                  U.S. Government          1,243,675.347               7.57%
Canton, MA  02021                                Mortgage Fund

Skowhegan Savings Bank                          U.S. Government            932,688.265               5.68%
Skowhegan, ME  04976                             Mortgage Fund

Century Surety Company                          U.S. Government            872,807.709               5.31%
Westerville, OH  43082                           Mortgage Fund

         BISYS Fund Services Inc., FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, OH 43219 is the holder of record only of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

                               INVESTMENT ADVISER

         The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the "Investment Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Shay Investment

Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees, President of the Trust and President of the Investment Adviser. As a result of the foregoing, Rodger D. Shay and Rodger D. Shay, Jr. are considered interested persons of the Trust. The Investment Adviser also serves as sub-adviser to the John Hancock Large Cap Select Fund, RSI Retirement Trust Actively Managed Bond Fund, RSI Retirement Trust Intermediate-Term Bond Fund and RSI Retirement Trust Value Equity Fund.

         The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund) and the Investment Adviser (the "Advisory Agreement") continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund or by the Board of Trustees. The separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the "Ultra Short Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements") continues from year to year thereafter, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the Trustees who are not parties to each Advisory Agreement or "interested persons" of any party thereto. All Trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreements were approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting on January 30, 2006. The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are fair and reasonable and that the continuance of the agreements is in the best interests of the Trust. The Independent Trustees met separately from the "interested" Trustees of the Trust and officers or employees of the Investment Adviser or its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination.



         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market
Fund: 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2005, the Investment Adviser voluntarily waived its entire fee. The Investment Adviser is expected to continue to voluntarily waive its fee, but this voluntary waiver may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Ultra Short Mortgage Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2005, the Investment Adviser voluntarily waived 0.20% of its fee so that the Fund paid the Investment Adviser a fee of 0.25% of its average daily net assets. The Investment Adviser is expected to continue voluntarily waiving a portion of its fee so that the

Fund pays a management fee of 0.25% of its average daily net assets, but this voluntary waiver may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund; provided, however, that the Investment Adviser is currently voluntarily waiving 0.20% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. The voluntary waiver may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund. The Investment Adviser is currently voluntarily waiving 0.10% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. This voluntary waiver may be terminated at any time by the Investment Adviser.

                                                      INVESTMENT ADVISORY FEES PAID
                                                      FISCAL YEAR ENDED OCTOBER 31
                                        --------------------------------------------------------
             FUND                          2005                   2004                   2003
-------------------------------         -----------            -----------           -----------
Money Market...................                $0                     $0                $47,496
Ultra Short Mortgage...........         7,506,347              9,576,505             11,209,186
Ultra Short....................           657,051                705,109                699,600
Short U.S. Government..........           368,166                460,905                525,010
Intermediate Mortgage..........           720,344                774,960                851,865
U.S. Government Mortgage.......           422,819                451,487                421,331

                                                      INVESTMENT ADVISORY FEES WAIVED
                                                       FISCAL YEAR ENDED OCTOBER 31
                                        -------------------------------------------------------
              FUND                         2005                    2004                 2003
-------------------------------         -----------            -----------          -----------
Money Market..................            $90,169                 $84,928              $34,301
Ultra Short Mortgage..........          5,900,842               6,790,692            7,441,857
Ultra Short...................            525,647                 564,089              559,685
Intermediate Mortgage.........            288,136                 309,980              340,743

         The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 90 days' written notice to the Fund.

PORTFOLIO MANAGERS

         The portfolio managers of the Investment Adviser manage the Funds' investments as a team. The portfolio managers responsible for the day-to-day management of the Funds' investments are Richard Blackburn, Kevin T. Blaser, Jon
P. Denfeld, David Petrosinelli, Edward E. Sammons, Jr. and Rodger D. Shay, Jr. The Investment Adviser currently only manages accounts of registered investment companies. As of October 31, 2005, the portfolio managers managed no accounts other than the Funds.

         Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

         The compensation of the portfolio managers who were portfolio managers as of October 31, 2005 consists of a base salary which is typically augmented by semi-annual subjective bonus payments based on periods ended June 30th and December 31st. During cycles of rapidly rising assets under management, aggregate annual bonus compensation may exceed base salary compensation. In periods of rapidly declining assets under management, the opposite may be true. Bonus incentives can also be affected by long term risk-adjusted return performance.

         The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2005:

                                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
----------------------------------------------------------------------------------------------------------------------
                                             ULTRA
                              MONEY          SHORT          ULTRA        SHORT                               U.S.
                              MARKET        MORTGAGE        SHORT         U.S.        INTERMEDIATE        GOVERNMENT
    PORTFOLIO MANAGER          FUND           FUND          FUND          FUND        MORTGAGE FUND      MORTGAGE FUND
-----------------------      --------      ----------      ------        ------       --------------     -------------
Richard Blackburn......         $0            $0             $0           $0              $0                 $0

Kevin T. Blaser........          0             0              0            0               0                  0

Jon P. Denfeld.........          0             0              0            0               0                  0

David Petrosinelli.....          0             0              0            0               0                  0

Edward E. Sammons......          0             0              0            0               0                  0

                                           100,001 --
Rodger D. Shay, Jr.....      1-10,000        500,000          0            0               0                  0

                                  DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Funds' principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Shay Investment Services, Inc., which is a closely-held corporation majority owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees, President of the Trust and President of the Distributor. The Distributor is located at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902.

         As compensation for distribution services with regard to the Class I Shares of the Money Market Fund and the Short U.S. Government Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Funds based on their relative average net assets. The Distributor is currently voluntarily waiving 0.10% of its fee with respect to the Class I Shares of the Money Market Fund so that the Fund pays the Distributor a fee of 0.05% of the average daily net assets of the Class I Shares of the Money Market Fund. This voluntary waiver may be terminated at any time by the Distributor. As compensation for distribution services with regard to the Class D Shares of the Money Market Fund, the Trust pays the Distributor a fee, payable monthly, with respect to the Class D Shares at the rate of 0.60% per annum of the daily net assets of the Class D Shares. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.50% of the Fund's average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

         As compensation for distribution services, the Ultra Short Mortgage Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

         As compensation for distribution services, the Ultra Short Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. The voluntary waiver may be terminated by the Distributor at any time.

         As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.

                                                       DISTRIBUTION FEES PAID
                                                    FISCAL YEAR ENDED OCTOBER 31
                                      ------------------------------------------------------
            FUND                        2005                  2004                  2003
-----------------------------         ---------             ---------              ---------
Money Market.................          $118,946              $102,608               $100,287
Ultra Short Mortgage.........         4,503,830             5,745,950              6,725,544
Ultra Short..................           394,232               423,069                419,762
Short U.S. Government........           220,901               276,545                315,008
Intermediate Mortgage........           432,209               464,980                511,121
U.S. Government Mortgage.....           253,693               270,895                252,800

                                                      DISTRIBUTION FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                      ------------------------------------------------------
            FUND                        2005                  2004                  2003
-----------------------------         ---------             ---------              ---------
Money Market.................           $60,113               $74,667                $72,123
Ultra Short Mortgage.........         3,002,517             3,830,560              4,483,642
Ultra Short..................           262,819               282,040                279,838

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

         The Trust has been informed by the Distributor that during its fiscal year ended October 31, 2005, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

                                                                  EMPLOYEE           STAFF            OTHER
                                                               COMPENSATION &       TRAVEL &      ADMINISTRATIVE
             FUND                 ADVERTISING     PRINTING          COSTS           EXPENSE          EXPENSE
-------------------------------   -----------     --------     --------------       --------      --------------
Money Market...................      $1,767          $808         $36,203             $4,567         $12,869
Ultra Short Mortgage...........      95,088        40,878       1,805,437            234,459         618,725
Ultra Short....................       8,360         3,564         158,096             20,562          54,206
Short U.S. Government..........       4,600         1,999          88,790             11,460          30,734
Intermediate Mortgage..........       9,098         3,912         173,560             22,527          59,853
U.S. Government Mortgage.......       5,340         2,298         101,921             13,243          35,220

         The Distributor and its affiliated persons, including Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, Rodger D. Shay, Jr., who is a member of the Board of Trustees and President of the Trust, Edward E. Sammons Jr., who is Vice President of the Trust, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Trust, and Daniel
K. Ellenwood, who is Secretary of the Trust, have a direct or indirect financial interest in the operation of the Funds' Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the operation of the Funds' Rule 12b-1 Plan and related Distribution Agreement.

         The Trust has appointed the Distributor to act as the principal distributor of the Fund's continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement. In approving the Rule 12b-1 Plan, the Board of Trustees concluded in accordance with the requirements of Rule 12b-1 under the 1940 Act that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

         The Trust's Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the "disinterested" Trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Trust. Although the Distributor's fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor's overhead expenses.

         The Investment Adviser or Distributor, out of its own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

         The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

         It is not anticipated that the Funds will invest in voting securities. In the event a Fund invests in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustee's oversight. It is the Investment Adviser's policy to vote proxies in a manner that is most economically beneficial to the Fund. When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser's Executive Committee determines the vote. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-527-3713 or on the SEC's website at http://www.sec.gov.

                                  FUND SERVICES

         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the Trust's current administrative agent (the "Administrator") with respect to each Fund. Pursuant to the terms of the administration agreement between the Trust and BISYS (the "Administration Agreement"), BISYS performs various administrative services for the Funds, including (i) performing or supervising the performance by others of administrative services and performing necessary administrative services and functions to the extent such services and functions are not provided pursuant to the Advisory Agreements, Distribution Agreement, transfer agency agreement and fund accounting agreement, (ii) providing each Fund with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, (iii) maintaining each Fund's books and records, and (iv) preparing various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Fund.

         In addition, BISYS is the transfer and dividend agent for the Funds' shares. Pursuant to the terms of the transfer agency agreement between the Trust and BISYS (the "Transfer Agency Agreement"), BISYS provides various transfer agency services to the Funds, including (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

         BISYS also serves as the fund accountant for the Trust. Pursuant to the terms of the fund accounting agreement between the Trust and BISYS (the "Fund Accounting Agreement"), BISYS provides various fund accounting services to the Funds, which include (i) computing each Fund's net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund's dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

         As compensation for the services rendered by BISYS under the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement, the Trust pays BISYS a single fee, computed daily and payable monthly, with respect to each Fund at the rate of 0.03% per annum of the Fund's average daily net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of average daily net assets; and 0.01% per annum of each Fund's average daily net assets over $2 billion, with a minimum annual fee of $393,200 for the Trust's series taken together. If applicable, the minimum fee is allocated among the Trust's series based on relative average daily net assets. Certain out of pocket expenses and miscellaneous service fees and charges are not included in the fee rates and minimum annual fee described above. BISYS is also entitled to receive a $15.00 per account per Fund annual processing fee for transfer agent services.

                                               FUND SERVICES FEES PAID (FEES WAIVED)
                                                    FISCAL YEAR ENDED OCTOBER 31
                                           -----------------------------------------------
                FUND                         2005                2004                2003
---------------------------------          -------             -------             -------
Money Market.....................          $23,490             $21,335             $19,177
Ultra Short Mortgage.............          680,558             761,673             830,983
Ultra Short......................           88,708              93,504              96,618
Short U.S. Government............           49,755              58,794              65,534
Intermediate Mortgage............           91,934              96,716             106,092
U.S. Government Mortgage.........           53,681              55,965              52,450

         The Trust has also entered into a compliance services agreement with BISYS (the "Compliance Services Agreement"). Pursuant to the terms of the Compliance Services Agreement, BISYS makes available an individual to serve as the Trust's chief compliance officer. The chief compliance officer is responsible for administering the Trust's compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust's service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services rendered by BISYS under the Compliance Services Agreement, the Trust paid BISYS an annual fee of $100,000, plus out of pocket expenses, for the fiscal year ended October 31, 2005. For the period October 1, 2005 to September 30, 2006, the Trust has agreed to pay BISYS an annual fee of $104,600, plus out of pocket expenses.

                                   CUSTODIAN

         The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Funds' investments.

                        DETERMINATION OF NET ASSET VALUE

         With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7 under the 1940 Act) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under "The Funds' Objectives and Investment Policies--FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

         The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

         For purposes of determining the net asset value per share of each other Fund, investments will generally be valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Investment Adviser that the Board believes reflects the fair value of such securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

                       CERTAIN FEDERAL INCOME TAX MATTERS

         The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, operating expenses and all other items are determined separately for each Fund.

         Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades of business, or of the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, other income derived with respect to its business of investing in stock or securities, and net income derived from an interest in a qualified publicly traded partnership. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Money Market Fund's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of each Fund's (other than the Money Market Fund which is described above) net investment income (which generally includes income other than net capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including long-term capital gain distributions by a Fund) are generally taxed at a maximum rate of 15%, but this rate will increase to 20% after 2008 unless legislation to extend the lower rate is enacted.

         Because no portion of the income of any Fund will consist of dividends from domestic corporations, dividends paid by the Funds are not expected to be treated as "qualified dividend income," eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the "dividends received deduction" available to corporate shareholders.

         For federal income tax purposes at October 31, 2005, the Money Market Fund had a capital loss carryforward of $196,186, of which $14,744 expires in 2008, $181,035 expires in 2011 and $407 expires in 2013. The Ultra Short Mortgage Fund had a capital loss carryforward of $88,265,575, of which $1,301,928 expires in 2006, $4,959,047 expires in 2007, $1,824,665 expires in
2008, $2,995,058 expires in 2010, $33,378,700 expires in 2011, $24,633,492 expires in 2012 and $19,172,685 expires in 2013. The Ultra Short Fund had a capital loss carryforward of $6,314,224, of which $1,342,312 expires in 2010, $1,849,300 expires in 2011, $1,616,100 expires in 2012 and $1,506,512 expires in
2013. The Short U.S. Government Fund had a capital loss carryforward of $4,649,157, of which $665,009 expires in 2007, $1,193,651 expires in 2008,
$236,551 expires in 2011, $757,854 expires in 2012 and $1,796,092 expires in
2013. The Intermediate Mortgage Fund had a capital loss carryforward of $10,256,585, of which $817,175 expires in 2007, $2,029,049 expires in 2008,
$312,894 expires in 2010, $3,013,622 expires in 2011, $2,261,965 expires in 2012 and $1,821,880 expires in 2013. The U.S. Government Fund had a capital loss carryforward of $7,791,674, of which $802,809 expires in 2007, $2,276,740 expires in 2008, $181,530 expires in 2010, $1,808,782 expires in 2011 and
$2,721,813 expires in 2012. All capital loss carryforwards of a Fund are available to offset future realized capital gains, if any, of such Fund.

         Gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

         Investments by a Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders of such Fund.

         A Fund's transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provisions may also require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

         Each Fund generally will be subject to a 4% nondeductible excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in October, November or December and actually paid in January of the following year, which dividend will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

         Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

         Although the Ultra Short Fund may invest in municipal bonds, it is not anticipated that any of the Funds will qualify to pay exempt-interest dividends, which are not subject to the regular federal income tax, since no Fund is expected to meet the requirement that it have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt obligations.

         Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

         Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                               FUND TRANSACTIONS

         Purchases and sales of securities for each Fund usually are principal transactions. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2005, 2004 and 2003, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Investment Adviser attempts to obtain the best price and execution for portfolio transactions.

         Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders. Pursuant to the Investment Adviser's Best Execution Policies and Procedures, the Investment Adviser seeks to obtain "best execution" for the Funds' securities transactions. In seeking to obtain "best execution," the Investment Adviser considers the range and quality of the broker-dealer's services. On occasion the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of "best execution."

             DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

         Each Fund's portfolio holdings as of the end of each calendar quarter are generally posted on the Funds' website, www.amffunds.com, on or about the thirtieth day after the calendar-end.

         Information about each Fund's portfolio holdings and other portfolio characteristics may be provided to the Administrator, the Distributor and other service providers to enable such service providers to carry out their responsibilities to the Fund.

         In accordance with industry practice, information about each Fund's portfolio characteristics may be disclosed to mutual fund rating agencies and companies that collect and maintain information about mutual funds. This information is produced on a daily, weekly, monthly and quarterly basis and made available as soon as possible. A Fund's portfolio holdings may be provided to mutual fund rating agencies and companies that collect and maintain information about mutual funds on a quarterly basis no sooner than 30 days after the quarter-end. Portfolio holdings may also be provided without a delay to Morningstar and other rating agencies and companies that collect and maintain information about mutual funds that sign a confidentiality agreement.

         General performance or statistical information about a Fund and information about realized and unrealized capital gains may be disclosed to shareholders and prospective shareholders as soon as practicable. Summaries of a Fund's performance and historical sector allocation may be provided to shareholders and prospective shareholders on a quarterly basis. The summaries are provided no sooner than 30 days after the quarter-end and historical sector allocation is provided no sooner than 10 days after the quarter-end.

         Additional information about a Fund's portfolio holdings and characteristics may be disclosed on a monthly and quarterly basis exclusively to institutional shareholders and prospective institutional shareholders of the Fund. The information may be provided as soon as it is available.

         A Fund's portfolio holdings may be disclosed to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders.

         All disclosures except those to rating agencies and companies that collect and maintain information about mutual funds are submitted to the Investment Adviser's compliance department before dissemination. Portfolio holdings and characteristics may also be disclosed in other circumstances if reviewed and approved by the Chief Compliance Officer and the Chairman or President of the Investment Adviser.

         Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust current offers an unlimited number of shares of beneficial interest divided into six Funds: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, and the U.S. Government Mortgage Fund. The shares of each Fund represent interests only in the corresponding Fund. Shares of the Money Market Fund are issued in two classes: D shares and I shares. When issued and paid for in accordance with the terms of offering, each share is legally issued, fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

         The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor and BISYS with respect to each Fund, the fees and expenses of the Trust's custodian with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund's shares under federal or state securities laws, the Fund's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, each Fund's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund's pro rata share of compensation and expenses of the Trust's Trustees and officers who are not affiliated with the Investment Adviser, the Distributor or BISYS, and extraordinary expenses incurred by the Trust with respect to each Fund.

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectuses.

         PricewaterhouseCoopers LLP, an independent registered public accounting firm with offices at 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, serves as the Trust's independent registered public accounting firm. The financial statements of each Fund incorporated in this Statement of Additional Information by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2005 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                              GENERAL INFORMATION

         The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectuses and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements, notes and report of the Trust's independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2005 (the "Annual Report"). The Trust will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

         The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

STANDARD & POOR'S RATING SERVICES

                      BOND RATING                                                 EXPLANATION
-------------------------------------------------------      --------------------------------------------------------
INVESTMENT GRADE

AAA                                                          Highest rating; extremely strong capacity to meet its
                                                             financial commitments.

AA                                                           High quality; very strong capacity to meet its financial
                                                             commitments.

A                                                            Strong capacity to meet its financial commitments;
                                                             somewhat more susceptible to the adverse effects of
                                                             changing circumstances and economic conditions.

BBB                                                          Adequate capacity to meet its financial commitments;
                                                             adverse economic conditions or changing circumstances
                                                             more likely to lead to a weakened capacity to meet its
                                                             financial commitments.

                      BOND RATING                                                 EXPLANATION
-------------------------------------------------------      --------------------------------------------------------
NON-INVESTMENT GRADE

BB, B, CCC, CC, C                                            Regarded as having significant speculative
                                                             characteristics; "BB" indicates the least degree of
                                                             speculation and "C"
                                                             the highest; quality and protective characteristics may
                                                             be outweighed by large uncertainties or major exposures
                                                             to adverse conditions.

D                                                            In default.

MOODY'S INVESTORS SERVICE, INC.

                      BOND RATING                                                 EXPLANATION
-------------------------------------------------------      --------------------------------------------------------
INVESTMENT GRADE

Aaa                                                          Highest quality; minimal credit risk.

Aa                                                           High quality; subject to very low credit risk.

A                                                            Upper-medium grade obligations; subject to low credit
                                                             risk.

Baa                                                          Medium-grade obligations; subject to moderate credit
                                                             risk; may possess certain speculative characteristics.

NON-INVESTMENT GRADE

Ba                                                           More uncertain with speculative elements; subject to
                                                             substantial credit risk.

B                                                            Considered speculative; subject to high credit risk.

Caa                                                          Poor standing; subject to very high credit risk.

Ca                                                           Highly speculative; likely in, or very near, default
                                                             with some prospect of recovery of principal and
                                                             interest.

C                                                            Lowest-rated; typically in default with little prospect
                                                             for recovery of principal or interest.

                                      A-2